                       Securities Act File No. 333-32231
                   Investment Company Act File No. 811-08303
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------
                                  FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / /
                          PRE-EFFECTIVE AMENDMENT No.1   /X/
                          ----------------------------

                                     and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940  / /
                               AMENDMENT No. 1   /X/
                                --------------
                  MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1221 Avenue of the Americas, New York, New York  10020
                    (Address of Principal Executive Office)
                  Registrant's Telephone Number (800) 548-7786

                        Harold J. Schaaff, Jr., Esquire
                      Morgan Stanley Asset Management Inc.
             1221 Avenue of the Americas, New York, New York  10020
                    (Name and Address of Agent for Service)
                                --------------
                                  COPIES TO:
       Michael F. Klein, Esquire                    Richard W. Grant, Esquire
Morgan Stanley Asset Management Inc.            Morgan, Lewis & Bockius LLP
    1221 Avenue of the Americas                    2000 One Logan Square
         New York, NY 10020                       Philadelphia, PA 19103
                                --------------
    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

--------------------------------------------------------------------------------
           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities
 Being Registered
-------------------

Common Stock, par value
$.001 per share

                                    --------------
    REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                CROSS REFERENCE SHEET

PART A - INFORMATION REQUIRED IN A PROSPECTUS


Form N-1A     Location in Prospectus for the Strategic Adviser Conservative,
Item Number   Strategic Adviser Moderate and Strategic Adviser Aggressive
-----------   Portfolios

Item 1.    Cover Page -- Cover Page

Item 2. Synopsis -- The Fund; Investment Management; Offering of Shares; Fund Expenses

Item 3.    Condensed Financial Information -- *

Item 4. General Description of Registrant -- The Portfolios; The Underlying Funds; Securities and Investment Techniques;
           Fundamental Investment Limits; Management of the Fund

Item 5.    Management of the Fund -- Investment Management; Management of the
           Fund

Item 5A.   Management's Discussion of Fund Performance -- **

Item 6. Capital Stock and Other Securities -- Management of the Fund; Account Policies

Item 7. Purchase of Securities Being Offered -- Cover Page; Offering of Shares; Management of the Fund; Account Policies

Item 8.    Redemption or Repurchase -- Account Policies; Redemption of Shares

Item 9.    Pending Legal Proceedings -- *

---------------
*   Omitted since the answer is negative or the Item is not applicable.

**  Information required by Item 5A is not applicable as the Strategic
    Adviser Conservative, Strategic Adviser Moderate and Strategic Adviser Aggressive Portfolios have not yet commenced operations. Information required by Item 5A for the aforementioned portfolios will be contained in the Annual Report to Shareholders following commencement of operations.

PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Form N-1A
Item Number           Location in Statement of Additional Information
-----------           -----------------------------------------------

Item 10.  Cover Page -- Cover Page

Item 11.   Table of Contents -- Cover Page

Item 12.   General Information and History -- *

Item 13. Investment Objectives and Policies -- Securities and Investment Techniques; Investment Limitations; Determining Maturities of Certain Instruments; Description of Certain Securities
           Ratings; Annex A

Item 14.   Management of the Fund -- Management of the Fund

Item 15. Control Persons and Principal Holders of Securities -- Management of the Fund; General Information

Item 16. Investment Advisory and Other Services -- Management of the Fund; General Information

Item 17.   Brokerage Allocation and Other Practices -- Portfolio Transactions

Item 18.   Capital Stock and Other Securities -- General Information

Item 19. Purchase, Redemption and Pricing of Securities Being Offered -- Purchase of Shares; Redemption of Shares; General Information

Item 20.   Tax Status -- Certain Federal Income Tax Consequences

Item 21.   Underwriters -- Management of the Fund

Item 22.   Calculation of Performance Data -- Performance Information

Item 23.   Financial Statements -- *


PART C - OTHER INFORMATION

           Part C contains the information required by the Items of the Form N-1A under such Items as set forth in the Form N-1A.


---------------
*   Omitted since the answer is negative or the Item is not applicable.

                  MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

MORGAN STANLEY                MILLER
ASSET MANAGEMENT              ANDERSON &
INC.                          SHERRERD, LLP

MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (THE "FUND") IS A MUTUAL FUND THAT OFFERS INVESTORS A RANGE OF ASSET ALLOCATION STRATEGIES DESIGNED TO ACCOMMODATE DIFFERENT INVESTORS' PHILOSOPHIES, GOALS AND RISK TOLERANCES. THESE STRATEGIES ARE IMPLEMENTED THROUGH INVESTMENT IN UNDERLYING PORTFOLIOS OF THE MORGAN STANLEY INSTITUTIONAL FUND, INC. AND THE MAS FUNDS (EACH AN "UNDERLYING FUND" AND, COLLECTIVELY, THE "UNDERLYING FUNDS"). THE UNDERLYING FUNDS ARE MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). MORGAN STANLEY & CO. INCORPORATED IS THE DISTRIBUTOR OF THE FUND'S SHARES. THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTHS OF THESE LEADING INVESTMENT FIRMS, EACH OF WHICH IS A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

THIS PROSPECTUS PERTAINS TO THE CLASS A AND THE CLASS B SHARES OF THE STRATEGIC ADVISER CONSERVATIVE PORTFOLIO, THE STRATEGIC ADVISER MODERATE PORTFOLIO AND THE STRATEGIC ADVISER AGGRESSIVE PORTFOLIO (EACH A "PORTFOLIO" AND COLLECTIVELY, THE "PORTFOLIOS"). THE CLASS A AND CLASS B SHARES CURRENTLY OFFERED BY THE PORTFOLIOS ARE INTENDED FOR CLASSES OF INVESTORS HAVING DIFFERENT SHAREHOLDER SERVICING NEEDS AND HAVE DIFFERENT EXPENSES. SHARES OF THE PORTFOLIOS ARE OFFERED WITH NO SALES CHARGE, EXCHANGE FEE OR REDEMPTION FEE.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE
REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED        , 1997,
HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A FREE COPY, CONTACT THE FUND AT THE ADDRESS OR TOLL-FREE NUMBER BELOW.


THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITARY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE FUND'S PORTFOLIOS:

STRATEGIC ADVISER CONSERVATIVE PORTFOLIO

The Strategic Adviser Conservative Portfolio seeks the highest level of long-term total return that is consistent with a relatively conservative level of risk. The Portfolio invests primarily in Underlying Fixed Income Funds and, to a lesser extent, in Underlying Equity Funds. The Portfolio may be appropriate for relatively conservative investors who have a shorter time horizon for their investments and seek some capital appreciation while generally preserving principal.

STRATEGIC ADVISER MODERATE PORTFOLIO

The Strategic Adviser Moderate Portfolio seeks the highest level of long-term total return that is consistent with a relatively moderate level of risk. The Portfolio invests in a mix of Underlying Equity Funds and Underlying Fixed Income Funds. The Portfolio may be appropriate for moderately aggressive investors who have an intermediate time horizon for their investments and are willing to bear a moderate level of risk to achieve capital appreciation.

STRATEGIC ADVISER AGGRESSIVE PORTFOLIO

The Strategic Adviser Aggressive Portfolio seeks the highest level of long-term capital appreciation that is consistent with a relatively high level of risk. The Portfolio invests primarily in Underlying Equity Funds and, to a lesser extent, in Underlying Fixed Income Funds. The Portfolio may be appropriate for relatively aggressive investors who have a longer time horizon for their investments and are willing to bear a higher level of risk to achieve greater return.

Prospectus dated        , 1997
Morgan Stanley Strategic Adviser Fund, Inc.
P.O. Box 2798, Boston, MA 02208-2798
1-800-548-7786

THE FUND

The Fund is a type of mutual fund often described as a "fund of funds." The Fund currently consists of three separate investment portfolios (each a "Portfolio" and, collectively, the "Portfolios") that invest primarily in different combinations of the Class A shares of investment portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and Institutional Class shares of investment portfolios of MAS Funds (each an "Underlying Fund" and, collectively, the "Underlying Funds"). The Portfolios have distinct investment objectives and are designed to offer investors a range of choices suited to differing philosophies, goals and tolerance for risk. Each Portfolio has different risk/ reward characteristics. However, investment in each of the Portfolios entails risk in that the value of shares of each Portfolio ultimately reflects changes in the market values of securities held in the portfolios of the Underlying Funds. The following pages describe these investment objectives and the Underlying Funds each Portfolio may use to seek its objective, as well as the risks inherent in investing in the Portfolios.


INVESTMENT MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") serves as investment adviser to the Portfolios and is responsible for allocating each Portfolio's investments among the Underlying Funds. Underlying Funds are advised by MSAM or Miller Anderson & Sherrerd, LLP ("MAS").

MSAM and MAS are both subsidiaries, and part of the worldwide investment advisory business, of Morgan Stanley, Dean Witter, Discover & Co., a
global financial services company. As of           , 1997, MSAM and MAS,
together with their other affiliated investment advisory companies, had assets under management, including assets under fiduciary advisory
control, totaling approximately $    billion.
OFFERING OF SHARES

The Portfolios are offered primarily to institutional investors, including certain employee benefit plans that permit participants to select among investment options.


PROSPECTUS OUTLINE                                                          PAGE
                                                                            ----
FUND EXPENSES                                                                 3

       Tables showing the direct and indirect expenses of the Portfolios.
THE PORTFOLIOS                                                                4

       For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE UNDERLYING FUNDS                                                          6

       A review of the investment characteristics and risks of each current Underlying Fund.

SECURITIES AND INVESTMENT TECHNIQUES                                          9

       Information about the principal types of investment strategies that may be used by some or all of the Underlying Funds and discussion of investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                16

       Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                       16

       General information about the organization and operation of the Fund, including details about MSAM, MAS and the Fund's Portfolio Manager, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                             20

       Information on share purchases and redemptions, net asset value calculation, income and capital gain distributions and taxes.

FUND EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear in connection with an investment in each Portfolio's Class A or Class B shares.


SHAREHOLDER TRANSACTION EXPENSES

                                           STRATEGIC      STRATEGIC     STRATEGIC
                                            ADVISER        ADVISER       ADVISER
                                          CONSERVATIVE    MODERATE     AGGRESSIVE
                                           PORTFOLIO      PORTFOLIO     PORTFOLIO
                                          ------------   -----------   -----------

Maximum Sales Load Imposed on Purchases
  Class A...............................         None          None          None
  Class B...............................         None          None          None
Maximum Sales Load Imposed
 on Reinvested Dividends
  Class A...............................         None          None          None
  Class B...............................         None          None          None
Deferred Sales Load
  Class A...............................         None          None          None
  Class B...............................         None          None          None
Redemption Fees
  Class A...............................         None          None          None
  Class B...............................         None          None          None
Exchange Fees
  Class A...............................         None          None          None
  Class B...............................         None          None          None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                           STRATEGIC      STRATEGIC     STRATEGIC
                                            ADVISER        ADVISER       ADVISER
                                          CONSERVATIVE    MODERATE     AGGRESSIVE
                                           PORTFOLIO      PORTFOLIO     PORTFOLIO
                                          ------------   -----------   -----------
Management Fee
  Class A...............................      None          None          None
  Class B...............................      None          None          None
12b-1 Fees
  Class A...............................      None          None          None
  Class B...............................         0.25%         0.25%         0.25%
Administration Fee(1)(2)
  Class A...............................         0.15%         0.15%         0.15%
  Class B...............................         0.15%         0.15%         0.15%
Underlying Fund Expenses(3)
  Class A...............................         0.56%         0.66%         0.86%
  Class B...............................         0.56%         0.66%         0.86%
Other Expenses(4)
  Class A...............................         0.09%         0.09%         0.09%
  Class B...............................         0.09%         0.09%         0.09%
                                                -----         -----         -----
Total Operating Expenses(2)
  Class A...............................         0.80%         0.90%         1.10%
  Class B...............................         1.05%         1.15%         1.35%
                                                -----         -----         -----

------------

(1) Paid to the Adviser for general administration, fund accounting and shareholder servicing and transfer agent services.


(2) The Adviser has voluntarily agreed to waive its administration fees and/or reimburse each Portfolio, if necessary, if such fees, the expenses of the Portfolios or the expenses of the Underlying Funds would cause the total operating expenses of any Portfolio to exceed the Total Operating Expenses set forth above. It is anticipated that fee waivers or reimbursements will not be necessary for the current fiscal year. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. For further information on Portfolio expenses, see "Management of the Fund--Underlying Fund Expenses."


(3) Underlying Fund expenses for each Portfolio are estimated based upon the initial allocation of each Portfolio's investment in Underlying Funds and the total operating expenses of (i) the MSIF Underlying Funds for the fiscal year ended December 31, 1996 and (ii) the MAS Underlying Funds for the fiscal year ended September 30, 1996. Actual Underlying Fund expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds. For additional information on the total operating expenses of each Underlying Fund, please refer to "Management of the Fund--Underlying Fund Expenses."

(4) Estimated.


An investor in the Portfolios will bear no direct expenses. Shareholders will, however, bear their proportionate share of the expenses of the Portfolios and the Underlying Funds. The purpose of the above table is to help you understand these indirect costs. Due to the continuous nature of Rule 12b-1 fees, long-term Class B shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules.


EXAMPLE


The following example illustrates the direct and indirect expenses that you would pay assuming (1) an investment of $1,000; (2) a 5% annual return; and (3) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind. The following example is based on the total operating expenses of each Portfolio. The actual expenses may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.


                                          ONE    THREE    FIVE     TEN
                                          YEAR   YEARS   YEARS    YEARS
                                          ----   -----   ------   ------
Strategic Adviser Conservative Portfolio
  Class A...............................  $ 8     $26       *        *
  Class B...............................  $11     $33       *        *
Strategic Adviser Moderate Portfolio
  Class A...............................  $ 9     $29       *        *
  Class B...............................  $12     $37       *        *
Strategic Adviser Aggressive Portfolio
  Class A...............................  $11     $35       *        *
  Class B...............................  $14     $43       *        *

------------

* Because the Portfolios are new, the Fund has not projected expenses for the Portfolios beyond the three year period shown.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PORTFOLIOS


The Portfolios offer a range of investment objectives for investors with differing philosophies, goals and risk tolerance. Each Portfolio is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and seeks to achieve its objective by investing in combinations of Underlying Funds which, in turn, have their own varying investment objectives and policies. The Underlying Funds pursue their investment objectives by purchasing the instruments and using the strategies described under "Securities and Investment Techniques" below.


MSAM will allocate each Portfolio's investments among Underlying Funds, within the broad ranges for Fixed Income and Equity investments set forth below for each Portfolio. MSAM's allocation process is strategic rather than tactical and focuses on longer term trends in market forces. Accordingly, the allocation of each Portfolio's investments in Underlying Funds is expected to be relatively static, with subtle adjustments periodically in response to market developments. MSAM may also from time to time rebalance each Portfolio's investments in Underlying Funds to restore weightings to the percentages it believes appropriate. As with any mutual fund, there is no assurance that the Portfolios will achieve their objectives.

The Portfolios initially will invest in combinations of the following Underlying
Funds:

EQUITY:

U.S. Equity Funds:

        MSIF Equity Growth Portfolio
        MSIF U.S. Equity Plus Portfolio
        MSIF U.S. Real Estate Portfolio
        MAS Mid Cap Growth Portfolio
        MAS Mid Cap Value Portfolio
        MAS Value Portfolio

International Equity Funds:

        MSIF Active Country Allocation Portfolio
        MSIF Asian Equity Portfolio
        MSIF Emerging Markets Portfolio*
        MSIF European Equity Portfolio
        MSIF International Equity Portfolio*
        MSIF International Magnum Portfolio
        MSIF Japanese Equity Portfolio
        MSIF Latin American Portfolio
        MAS International Equity Portfolio

FIXED INCOME:

U.S. Fixed Income Funds:

        MSIF Fixed Income Portfolio
        MAS Fixed Income Portfolio
        MAS High Yield Portfolio
        MAS Intermediate Duration Portfolio
        MAS Limited Duration Portfolio
        MAS Mortgage-Backed Securities Portfolio

International Fixed Income Fund:

        MAS International Fixed Income Portfolio

------------
* This Underlying Fund is currently closed to new investors. However, MSAM may in its discretion permit investment by certain classes of investors, such as the Fund.


The Portfolios may also invest in other Underlying Funds (i.e., other investment portfolios of MSIF or MAS Funds that currently are offered or that may be offered in the future). It is anticipated that each Portfolio will be fully invested in shares of Underlying Funds, however, each Portfolio also may invest in U.S. Government Securities (including Agencies) and Money Market Instruments.


Certain terms used below have initial capital letters ("Underlying Fixed Income Fund," for example). These terms are further described under "Securities and Investment Techniques" below.

STRATEGIC ADVISER CONSERVATIVE PORTFOLIO

OBJECTIVE AND STRATEGY: The Strategic Adviser Conservative Portfolio seeks the highest level of long-term total return that is consistent with a relatively conservative level of risk. The Portfolio invests primarily in Underlying Fixed Income Funds and, to a lesser extent, in Underlying Equity Funds, within the following permitted ranges:

     Fixed Income (70%-80%)          Equity (20%-30%)
--------------------------------  ----------------------

It is anticipated that the Portfolio will invest primarily in Underlying Funds which focus their investments on the U.S. market and which invest primarily in short-duration Fixed Income Securities and, to a lesser extent, Equity Securities of larger issuers.

EXAMPLE: The following is an example of how the investments of the Strategic Adviser Conservative Portfolio may be allocated, based on MSAM's effective allocations on the date of this Prospectus:


        70%  MAS Limited Duration Portfolio
        10%  MAS High Yield Portfolio
        13%  MSIF U.S. Equity Plus Portfolio
        7%   MSIF Equity Growth Portfolio


This example is for illustration purposes only. MSAM may alter the allocation of investments for the Portfolio at any time.

INVESTOR PROFILE: The Portfolio may be appropriate for relatively conservative investors who have a shorter time horizon for their investments and seek some capital appreciation while generally preserving principal. Example: investors who are investing within 3-5 years prior to retirement or during retirement.


RISK PROFILE: LOW TO MODERATE POTENTIAL RISK AND REWARD. The value of the Portfolio's investments in Underlying Fixed Income Funds, as well as any direct investments in U.S. Government Securities and Money Market Instruments, can be expected to vary inversely to changes in prevailing interest rates. The Portfolio may invest, to a limited extent, in Underlying Fixed Income Funds that purchase High Yield Securities. High Yield Securities usually entail greater risk and may be more volatile and less liquid than other Fixed Income Securities. The value of the Portfolio's investments in Underlying Equity Funds will fluctuate with changes in the stock market and changes in the economy.

STRATEGIC ADVISER MODERATE PORTFOLIO

OBJECTIVE AND STRATEGY: The Strategic Adviser Moderate Portfolio seeks the highest level of long-term total return that is consistent with a relatively moderate level of risk. The Portfolio invests in a mix of Underlying Equity Funds and Underlying Fixed Income Funds within the following permitted ranges:

Fixed Income (40%-50%)          Equity (50%-60%)
----------------------  --------------------------------

It is anticipated that the Portfolio will invest in Underlying Funds which focus their investments on Equity Securities of mid- to large-size U.S. and foreign issuers, and on short- to intermediate-duration Fixed Income Securities, including High Yield Securities and Mortgage-Backed Securities ("MBSs").

EXAMPLE: The following is an example of how the investments of the Strategic Adviser Moderate Portfolio may be allocated, based on MSAM's effective allocations on the date of this Prospectus:

        40%  MAS Intermediate Duration Portfolio
        10%  MAS High Yield Portfolio
        15%  MSIF International Magnum Portfolio
        15%  MSIF U.S. Equity Plus Portfolio
        10%  MSIF Equity Growth Portfolio
        10%  MAS Value Portfolio

This example is for illustration purposes only. MSAM may alter the allocation of investments for the Portfolio at any time.

INVESTOR PROFILE: The Portfolio may be appropriate for moderately aggressive investors who have an intermediate time horizon for their investments and are willing to bear a moderate level of risk to achieve capital appreciation.
Example: investors who are in their 40's and 50's who plan to retire in their early to mid-60's and those who are investing during early retirement.


RISK PROFILE: MODERATE POTENTIAL RISK AND REWARD. The value of the Portfolio's investments in Underlying Equity Funds will fluctuate with changes in the stock market and changes in the economy. The value of the Portfolio's investments in Underlying Fixed Income Funds, as well as any direct investments in U.S. Government Securities and Money Market Instruments, can be expected to vary inversely to changes in prevailing interest rates. While Fixed Income Securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Certain Underlying Funds in which the Portfolio invests may purchase High Yield Securities and MBSs. High Yield Securities usually entail greater risk and may be more volatile and less liquid than other Fixed Income Securities. MBSs are subject to the same risks as Fixed Income Securities in general, but also may react differently or less favorably to changes in interest rates as a result of prepayment risk (i.e., the risk that early principal payments on underlying mortgages will result in prepayment of a portion of the principal of MBSs). In addition, investing in Underlying Funds that invest internationally involves different or increased risks. Foreign Investment means that the performance of the Portfolio will be affected by currency values, the political and regulatory environment, greater volatility of securities exchanges and overall political and economic factors in the countries in which the Underlying Funds invest.


STRATEGIC ADVISER AGGRESSIVE PORTFOLIO

OBJECTIVE AND STRATEGY: The Strategic Adviser Aggressive Portfolio seeks the highest level of long-term capital appreciation that is consistent with a relatively high level of risk. The Portfolio invests primarily in Underlying Equity Funds and, to a lesser extent, in Underlying Fixed Income Funds within the following permitted ranges:

Fixed Income (10%-20%)          Equity (80%-90%)
----------------------  --------------------------------

It is anticipated that the Portfolio will invest in Underlying Funds which focus their investments on Equity Securities of U.S. and foreign issuers, including Emerging Market Country Securities, and, to a lesser extent, on intermediate- to long-duration Fixed Income Securities, including High Yield Securities and MBSs.

EXAMPLE: The following is an example of how the investments of the Strategic Adviser Aggressive Portfolio may be allocated, based on MSAM's effective allocations on the date of this Prospectus:

        25%  MSIF International Magnum Portfolio
        15%  MSIF Equity Growth Portfolio
        15%  MAS Value Portfolio

        10%  MSIF Emerging Markets Portfolio
        10%  MAS Mid Cap Growth Portfolio
        10%  MSIF U.S. Equity Plus Portfolio
        15%  MAS Fixed Income Portfolio

This example is for illustration purposes only. MSAM may alter the allocation of investments for the Portfolio at any time.

INVESTOR PROFILE: The Portfolio may be appropriate for relatively aggressive investors who have a longer time horizon for their investments and are willing to bear a higher level of risk to achieve greater return. Example: investors in their 20s, 30s, or 40s who are saving for their retirements and who plan to retire in their early to mid-60s.


RISK PROFILE: MODERATE TO HIGH POTENTIAL RISK AND REWARD. The value of the Portfolio's investments in Underlying Equity Funds will fluctuate with changes in the stock market and changes in the economy. The value of the Portfolio's investments in Underlying Fixed Income Funds, as well as any direct investments in U.S. Government Securities and Money Market Instruments, can be expected to vary inversely to changes in prevailing interest rates. While Fixed Income Securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Underlying Funds that invest in MBSs will be subject to the same risks as Fixed Income Securities in general, but also may react differently or less favorably to changes in interest rates as a result of prepayment risk. In addition, investing in Underlying Funds that invest internationally involves different or increased risks. Foreign Investment means that the performance of the Portfolio will be affected by currency values, the political and regulatory environment, greater volatility of securities exchanges and overall political and economic factors in the countries in which the Underlying Funds invest. Certain Underlying Funds may invest in Emerging Market Country Securities which may increase these risks, but may offer superior growth opportunities.


THE UNDERLYING FUNDS

The Underlying Funds that will be initially considered for investment by each Portfolio are described below. The Underlying Funds in which the Portfolios intend to invest may change from time to time and the Portfolios may invest in Underlying Funds in addition to those described below at the discretion of the Adviser without shareholder approval.

The value of each Underlying Fund's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic developments both in the United States and abroad. When a Portfolio redeems shares of an Underlying Fund, they may be worth more or less than their original cost. As with any mutual fund, there is no assurance that an Underlying Fund will achieve its objective.

The Underlying Funds spread investment risk in varying degrees by limiting their holdings in any one company or industry. Nevertheless, each Underlying Fund will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Underlying Fund uses.

The MAS International Fixed Income Portfolio and the MSIF International Magnum, U.S. Real Estate, Emerging Markets and Latin American Portfolios are non-diversified portfolios under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, the 1940 Act does not limit the proportion of their assets that may be invested in the securities of a single issuer. These Underlying Funds have the investment flexibility to invest a greater proportion of their assets in the securities of a small number of issuers. As a result, they will be subject to a greater risk of loss in the event such an investment underperforms expectations. However, these Underlying Funds attempt to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies.

In addition to the Underlying Funds' investments described below, each Underlying Fund may invest in Derivatives and securities described under Other Securities to pursue portfolio strategy. Derivatives involve certain risks that are different from the risks associated with other securities.

Each Underlying Fund normally will be invested according to its investment strategy. However, the Underlying Funds also have the ability to invest without limitation in high-quality Money Market Instruments or other Temporary Investments for temporary, defensive purposes.

U.S. EQUITY FUNDS

MSIF EQUITY GROWTH PORTFOLIO

The MSIF Equity Growth Portfolio seeks long-term capital appreciation by investing in growth-oriented Equity Securities of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations. The Underlying Fund invests primarily in rapidly growing, high quality companies, and companies with lower, but accelerating, earnings growth, generally with market capitalizations of $500 million or more. The Underlying Fund may invest in both Common Stocks and Convertible Securities. In addition to the general risks associated with Equity Securities, to the extent that it invests in securities of foreign issuers, the Underlying Fund will be subject to the risks described under Foreign Investment.

MSIF U.S. EQUITY PLUS PORTFOLIO

The MSIF U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in Common Stocks and other Equity Securities of issuers included in the Standard & Poor's Ratings Group ("S&P") 500 Index.

MSIF U.S. REAL ESTATE PORTFOLIO

The MSIF U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). In addition to the general risks associated with Equity Securities, the Underlying Fund's investments may be subject to additional risks associated with real estate investments generally and REITs in particular.

MAS MID CAP GROWTH PORTFOLIO

The MAS Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in Common Stocks and other Equity Securities of smaller and medium size U.S. companies that offer long-term growth potential. The Underlying Fund generally invests in companies with capitalizations between $300 million and $3 billion. The Underlying Fund will be subject to the risks associated with investing in the instruments described under Equity Securities.

MAS MID CAP VALUE PORTFOLIO

The MAS Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Equity Securities of U.S. companies with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index (currently from $800 million to $3 billion) that are deemed to be undervalued. The Underlying Fund will be subject to the risks associated with investing in the instruments described under Equity Securities.

MAS VALUE PORTFOLIO

The MAS Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Equity Securities of U.S. companies with equity capitalizations usually greater than $300 million that are deemed to be relatively undervalued. The Underlying Fund will be subject to the risks associated with investing in the instruments described under Equity Securities.

INTERNATIONAL EQUITY FUNDS

MSIF ACTIVE COUNTRY ALLOCATION PORTFOLIO

The MSIF Active Country Allocation Portfolio seeks long-term capital appreciation by investing in Equity Securities of non-U.S. issuers which, in the aggregate, replicate broad country indices. In addition to the general risks associated with Equity Securities, the Underlying Fund will be subject to the risks described under Foreign Investment. Investing in Emerging Market Country Securities may increase these risks, but may offer superior growth opportunities.

MSIF ASIAN EQUITY PORTFOLIO

The MSIF Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities which are traded on recognized stock exchanges in Asia (excluding Japan) and in Equity Securities of companies organized under the laws of an Asian country (excluding Japan) whose business is conducted principally in Asia. The Underlying Fund will invest primarily in the more established markets in Asia, which generally are considered to be emerging markets. Accordingly, the Underlying Fund will be subject to the risks associated with investing in Emerging Market Country Securities, in addition to the risks associated with Equity Securities and Foreign Investment.

MSIF EMERGING MARKETS PORTFOLIO

The MSIF Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers. The Underlying Fund also may invest in Fixed Income Securities, including High Yield Securities, of issuers in emerging and developed countries. The Underlying Fund will be subject to the risks associated with investing in Emerging Market Country Securities, in addition to the risks associated with Equity Securities and Foreign Investment.

MSIF EUROPEAN EQUITY PORTFOLIO

The MSIF European Equity Portfolio seeks long-term capital appreciation by investing in Equity Securities of European issuers. Investments may be made in issuers located in the more developed countries in Europe, but the Underlying Fund may also invest in the smaller and emerging markets of Europe. In addition to the general risks associated with Equity Securities, the Underlying Fund will be subject to the risks described under Foreign Investment. Investing in Emerging Market Country Securities may increase these risks, but may offer superior growth opportunities.

MSIF INTERNATIONAL EQUITY PORTFOLIO

The MSIF International Equity Portfolio seeks long-term capital appreciation by investing primarily in the Equity Securities of non-U.S. issuers. Investments will be made primarily in issuers domiciled in developed countries, but may also be made in issuers domiciled in emerging markets. In addition to the general risks associated with Equity Securities, the Underlying Fund will be subject to the risks described under Foreign Investment. Investing in Emerging Market Country Securities may increase these risks, but may offer superior growth opportunities.

MSIF INTERNATIONAL MAGNUM PORTFOLIO

The MSIF International Magnum Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in countries comprising the Morgan Stanley Capital International EAFE Index, which include Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia. In addition to the general risks associated with Equity Securities, the Underlying Fund will be subject to the risks described under Foreign Investment.

MSIF JAPANESE EQUITY PORTFOLIO

The MSIF Japanese Equity Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities and, to a limited extent, Fixed Income Securities of Japanese issuers. The Underlying Fund will be subject to the general risks associated with Equity Securities and, to a limited extent Fixed Income Securities, as well as the risks described under Foreign Investment.

MSIF LATIN AMERICAN PORTFOLIO

The MSIF Latin American Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of Latin American issuers and also in Fixed Income Securities issued or guaranteed by a Latin American government or governmental entity. The Underlying Fund may invest greater than 25% of its total assets in securities of issuers in the telecommunications or financial services industries if the Underlying Fund's Board of Directors determines that, in view of the importance of these sectors to the markets in one or more Latin American countries, it is in the Underlying Fund's best interest to do so. Certain of the Fixed Income Securities in which the Underlying Fund may invest are High Yield Securities. The Underlying Fund focuses its investments in the more developed markets in Latin America, which generally are considered to be emerging markets. Accordingly, the Underlying Fund will be subject to the risks associated with investing in Emerging Market Country Securities, in addition to the risks associated with Equity Securities, Fixed Income Securities and Foreign Investment.

MAS INTERNATIONAL EQUITY PORTFOLIO

The MAS International Equity Portfolio seeks above-average total return over a market cycle of three to five years, by investing primarily in Equity Securities of non-U.S. issuers, including issuers located in emerging markets. In addition to the general risks associated with Equity Securities, the Underlying Fund will be subject to the risks described under Foreign Investment. Investing in Emerging Market Country Securities may increase these risks, but may offer superior growth opportunities.

U.S. FIXED INCOME FUNDS

MSIF FIXED INCOME PORTFOLIO

The MSIF Fixed Income Portfolio seeks a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of U.S. Government Securities, Corporate Bonds, MBSs, other Fixed Income Securities of U.S. issuers and, to a limited extent, Fixed Income Securities of non-U.S. issuers. Short and intermediate-term bonds form the core of the Underlying Fund's portfolio, and long-term bonds are purchased on a short-term opportunistic basis. In addition to the general risks associated with Fixed Income Securities, to the extent that it invests in securities of foreign issuers, the Underlying Fund will be subject to the risks described under Foreign Investment.

MAS FIXED INCOME PORTFOLIO

The MAS Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government Securities (including Agencies), Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities. The Underlying Fund will focus on Investment Grade Securities and investments of intermediate maturity, but may invest in High Yield Securities to a limited extent. Average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. The Underlying Fund will be subject to the general risks associated with Fixed Income Securities and, to a lesser extent, the risks described under High Yield Securities.

MAS HIGH YIELD PORTFOLIO

The MAS High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities. The Underlying Fund's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. The Underlying Fund will be subject to the general risks associated with Fixed Income Securities and the risks described under High Yield Securities.

MAS INTERMEDIATE DURATION PORTFOLIO

The MAS Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years, by investing primarily in a diversified portfolio of Fixed Income Securities, including U.S. Government Securities, Corporate Bonds and other Investment Grade Securities of U.S. and foreign issuers. The Underlying Fund ordinarily will have a portfolio duration between two and five years. Investments are diversified among a wide variety of Investment Grade Fixed Income Securities in all market sectors, including MBSs. The Underlying Fund will be subject to the general risks associated with Fixed Income Securities.

MAS LIMITED DURATION PORTFOLIO

The MAS Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Fixed Income Securities, including U.S. Government Securities, Corporate Bonds and other Investment Grade Fixed Income Securities. The Underlying Fund will maintain a duration of between one and three years. The Underlying Fund will be subject to the general risks associated with Fixed Income Securities.

MAS MORTGAGE-BACKED SECURITIES PORTFOLIO

The MAS Mortgage-Backed Securities Portfolio seeks above-average total return over a market cycle of three to five years, by investing primarily in MBSs. The Underlying Fund may also invest in U.S. Government Securities, and other short-term Fixed Income Securities. The average weighted maturity will ordinarily be greater than seven years, while the duration will generally be between two and seven years. The Underlying Fund will be subject to the general risks associated with Fixed Income Securities and the risks described under MBSs.

INTERNATIONAL FIXED INCOME FUND

MAS INTERNATIONAL FIXED INCOME PORTFOLIO

The MAS International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years, by investing primarily in Investment Grade Fixed Income Securities of foreign issuers, including Foreign Bonds. In addition to the general risks associated with Fixed Income Securities, the Underlying Fund will be subject to the risks described under Foreign Investment. Investing in Emerging Market Country Securities may increase these risks, but may offer superior growth opportunities.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which the Underlying Funds may invest and strategies MSAM or MAS may employ in pursuit of an Underlying Fund's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, Foreign Equities and certain types of Structured Investments. Convertible Securities, Preferred Stocks and Structured Investments are contained in both the definition of Equity Securities and Fixed Income Securities because they may exhibit characteristics commonly associated with each type of security.

Two of the more common methods of evaluating Equity Securities are growth investing and value investing. Underlying Funds that emphasize growth investing seek to invest in Equity Securities generally characterized by higher growth rates of revenues and earnings. These stocks tend to have higher price volatility, higher price/earnings ratios, and lower yields than the stock market in general.

Underlying Funds that emphasize value investing seek to invest in Equity Securities that are undervalued relative to the stock market in general, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities.

DEPOSITARY RECEIPTS. Depositary Receipts are Equity Securities representing ownership interests in securities of foreign companies (an "underlying issuer") which are deposited with the depositary. Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts").

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.


INVESTMENT COMPANY SECURITIES. Investment Company Securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits an Underlying Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Underlying Fund's total assets in any one investment company and no more than 10% in any combination of investment companies.


To the extent an Underlying Fund invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Underlying Fund itself.

PREFERRED STOCKS. Preferred Stocks are generally non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Government Securities, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, Asset-Backeds, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Money Market Instruments, Municipals, Repurchase Agreements, Preferred Stocks, Structured Investments and Foreign Bonds. Convertible Securities, Preferred Stocks and Structured Investments are contained in both the definition of Equity Securities and Fixed Income Securities since they may exhibit characteristics commonly associated with each type of security.


MSAM and MAS may actively manage the maturity and duration structure of certain Underlying Fixed Income Funds in anticipation of cyclical interest rate changes. Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity and some also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market value of Fixed Income Securities may respond differently to interest rate changes. Traditionally, term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. However, this measure considers only the time until final payment and takes no account of the pattern of payments prior to maturity. Duration is a more precise measure of the expected life of a Fixed Income Security that combines consideration of yield, coupon interest payments, final maturity and call features and measures the expected life of a Fixed Income Security on a present value basis. The duration of a Fixed Income Security is always shorter than its term to maturity.



AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. See "Money Market Instruments" below.



ASSET-BACKEDS. Asset-backed securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. The maturity of Asset-Backeds will be based on the expected average life of the instrument.


Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Underlying Funds will look for those securities that offer a higher yield to compensate for any variation in average maturity.

CMOs. Collateralized Mortgage Obligations ("CMOs") are instruments which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity and an average life. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity. CMOs are subject to prepayment risk. See "MBSs" below.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by corporations. Bondholders, as creditors, have a prior legal claim over holders of Common Stocks and Preferred Stocks of the corporation as to both income and assets for the principal and interest due to the bondholder.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."


HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's Investors Service, Inc. ("Moody's") or BB through D by the Standard & Poor's Rating Group ("S&P"), and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies.


While such securities offer higher yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered
Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate.


LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection in the event of fraud or misrepresentation. In addition, Loan Participations involve a risk of insolvency of the lending bank or other financial intermediary.



An Underlying Fund may also invest in loans in the form of assignments of all or a portion of a loan ("Assignments"). When an Underlying Fund purchases Assignments from lenders it will acquire direct rights against the borrower on the loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Generally, the secondary market for Loan Participations or Assignments is relatively illiquid. An Underlying Fund may have difficulty disposing of Loan Participations or Assignments and the lack of a liquid secondary market may have an adverse impact on the value of Loan Participations or Assignments.



MONEY MARKET INSTRUMENTS. Money Market Instruments are short-term, high quality debt instruments that include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit and Yankee dollar obligations); and Repurchase Agreements.


MBSs. MBSs are securities which represent pools of mortgage loans made by lenders, such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various governmental, government-related and private organizations. An Underlying Fund will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), other government agencies, and private issuers. It is expected that the Underlying Fund's primary emphasis will be in MBSs issued by the various government-related organizations. Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio or an Underlying Fund purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Underlying Fund to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity.

STRUCTURED INVESTMENTS. Structured Investments consist of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act.


TEMPORARY INVESTMENTS. During periods in which MSAM or MAS believes changes in economic, financial or political conditions make it advisable, each Underlying Fund may, for temporary, defensive purposes, invest up to 100% of its total assets in certain short-term and medium-term debt obligations or hold cash. The short-term and medium-term debt obligations in which an Underlying Fund may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) Money Market Instruments; and (c) Floaters and other instruments denominated in any currency issued by international development agencies. Further, each Underlying MAS Fund may invest in any Fixed Income Security that it is permitted to invest in without limit for temporary, defensive purposes.


U.S. GOVERNMENT SECURITIES. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls. These risks may be greater in the case of Emerging Market Country Securities.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Underlying Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and an Underlying Fund may incur costs in connection with conversions between various currencies. Certain Underlying Funds may engage in Foreign Currency Transactions, to control their exposure to foreign currency risks.


BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only in recent years and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Investment in Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.


EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is a security issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets; or (iii) it is organized under the laws of, and has a principal office in, an emerging market country.

Emerging market describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have securities markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of an Underlying Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

Underlying Funds that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and Asset-Backeds denominated in foreign currency; and (5) Brady Bonds.


FOREIGN CURRENCY TRANSACTIONS. Underlying Funds investing in Foreign Bonds or Foreign Equities will regularly purchase and sell securities denominated in foreign currencies. To reduce the risks associated with investing in securities denominated in foreign currencies, an Underlying Fund may also enter into Foreign Currency Forward Contracts ("Forward Contracts"), foreign currency Futures, Options on Futures and foreign currency Options.

Forward Contracts provide for the purchase or sale of an amount of a specified currency at a future date. The Underlying Funds may use Forward Contracts to protect against a decline in a foreign currency against the U.S. dollar, lock in the U.S. dollar value of dividends and interest on securities held by the Underlying Fund, and generally to protect the U.S. dollar value of portfolio securities against exchange rate fluctuation. While Forward Contracts may limit losses as a result of exchange rate fluctuation, they will also limit any gain that might otherwise have been realized. The Underlying Funds may be required to maintain cash or liquid securities in a segregated account in an amount equal to the value of the Underlying Fund's total assets committed to the consummation of Forward Contracts. See "Futures" and "Options."


INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. An Underlying Fund may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws. Certain Investment Funds are advised by an Adviser. The Underlying Funds may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds.

DERIVATIVES. The Underlying Funds are permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include Options, Futures, Structured Notes, Caps, Floors, Collars and Swaps. Additionally, the Underlying Funds may invest in other Derivatives that are developed over time if their use would be consistent with the objectives of the Underlying Funds.


CAPS, FLOORS AND COLLARS. The Underlying Funds may invest in Caps, Floors and Collars on various rates or indices, including, but not limited to, interest rates and the prices of equity securities. The buyer of a Cap pays a premium for the right to receive a payment on specified dates if the actual rate or index, such as an actual floating interest rate, on the relevant date exceeds a specified level (known as a "strike rate"). The size of the payment is related to the size of the excess over the strike rate for the amount and period of time being protected. Similarly, the buyer of a Floor pays a premium in return for the right to receive a payment related to the size of the deficit if an actual rate or index, such as a floating interest rate, is below the strike rate on the specified payment date. A Collar is a combination product in which the same party buys a Cap and sells a Floor. In a zero-cost Collar, the premiums paid for the Cap and received on the sale of the Floor net to zero. Since Caps, Collars and Floors are analyzable in economic terms as Options, the risks associated with these products are similar to those associated with Options. In addition, Caps, Floors and Collars are privately negotiated instruments subject to the risk of counterparty default.


FUTURES. The Underlying Funds may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures contracts and other financial futures (collectively, "Futures"). Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option. Underlying Funds will maintain assets sufficient to meet their obligations under futures contracts in a segregated account or will otherwise comply with the SEC's requirements for asset coverage.

Gains and losses on futures contracts and options thereon depend on MSAM or MAS's ability to predict correctly the direction of movements in securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by an Underlying Fund and the prices of futures and options relating to investments purchased or sold by the Underlying Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position.

OPTIONS. Purchasing a put Option gives an Underlying Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. Purchasing a call Option gives an Underlying Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. An Underlying Fund also may write (i.e., sell) put and call Options on investments held in its portfolio, as well as with respect to foreign currency.

The primary risks associated with the use of Options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by an Underlying Fund and the prices of Options relating to such investments; (ii) possible lack of a liquid secondary market for an Option;
(iii) the risk that an option will expire worthless; (iv) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (v) the risk that options may exhibit greater short-term price volatility than the underlying security; and (vi) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency.

STRUCTURED NOTES. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows an Underlying Fund to tailor its investments to the specific risks and returns the Adviser and Sub-Advisers wish to accept while avoiding or reducing certain other risks.

SWAPS. Swap Contracts ("Swaps") are Derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If MSAM or MAS is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Underlying Funds would be less favorable than it would have been if this investment technique were not used.

OTHER SECURITIES.

BORROWING AND OTHER FORMS OF LEVERAGE. Certain of the Underlying Funds are authorized to borrow money from banks and other entities and may use the proceeds of the borrowing for investment purposes or to pay dividends. Borrowing will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Underlying Fund's net asset value per share and net yield.

LOANS OF PORTFOLIO SECURITIES. The Underlying Funds may lend securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Underlying Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses.

As a general matter, an Underlying Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. However, the Underlying Funds may invest in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") and are deemed to be liquid under guidelines adopted by the Underlying Fund's Boards of Directors. These guidelines delegate to MSAM or MAS the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

SHORT SALES. Certain of the Underlying Funds may from time to time sell securities short, consistent with applicable legal requirements. A short sale is a transaction in which the Underlying Fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Underlying Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Underlying Fund replaces the borrowed securities. The Underlying Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time an Underlying Fund enters into the commitment and no interest accrues to the Underlying Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

UNDERLYING EQUITY FUND. An Underlying Equity Fund is an Underlying Fund that invests primarily in Equity Securities of U.S or foreign issuers.

UNDERLYING FIXED INCOME FUND. An Underlying Fixed Income Fund is an Underlying Fund that invests primarily in Fixed Income Securities of U.S or foreign issuers.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "The Portfolios" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK. The Fund was organized as a Maryland Corporation on May 20, 1997. The Articles of Incorporation currently permit the Fund to issue three billion shares of common stock, par value $.001 per share. Pursuant to the Fund's By-Laws, the Board of Directors may increase the number of shares the Fund is authorized to issue without the approval of the shareholders of the Fund. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify only unissued shares with respect to such classes. The shares of common stock of each Portfolio are currently classified into two classes, the Class A shares and the Class B shares.

The shares of each Portfolio, when issued, will be fully paid, nonassessable, fully transferrable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as defined in the 1940 Act) such Portfolio.

BOARD OF DIRECTORS. Pursuant to the Fund's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Fund's Adviser, Administrator, Distributor and other service providers. The majority of the Fund's Directors are not affiliated with MSAM, any of its affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

REPORTS TO SHAREHOLDERS. The Fund will send to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Monthly unaudited portfolio data is also available from the Fund upon request.

SHAREHOLDER MEETINGS. The Fund will generally not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM, as Adviser, allocates the Portfolios' investments in the Underlying Funds within the ranges set forth herein. MSAM does not receive a fee for serving as investment adviser to the Portfolios. MSAM also advises certain of the Underlying Funds. The remaining Underlying Funds are advised by MAS.

MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad and serves as investment adviser to numerous open-end and closed-end investment companies. MAS, with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428, provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors, and serves as investment adviser to several open-end investment companies. MSAM and MAS are both registered investment advisers under the Investment Advisers Act of 1940, as amended, and MSAM and MAS are both subsidiaries, and part of the worldwide investment advisory business, of Morgan Stanley, Dean Witter, Discover & Co., a global financial services company. As of
        , 1997, MSAM and MAS, together with their other affiliated investment advisory companies, had assets under management, including assets under
fiduciary advisory control, totaling approximately $   billion. See "Management
of the Fund" in the SAI.

PORTFOLIO MANAGER. The following individual has primary responsibility for the Portfolios.

FRANCINE J. BOVICH. Francine Bovich joined MSAM as a Principal in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York

University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since inception.

OTHER SERVICES

DISTRIBUTOR. Morgan Stanley & Co. Incorporated ("Morgan Stanley") serves as the exclusive Distributor of the shares of the Fund. Under its Distribution Agreement with the Fund, Morgan Stanley sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio.

The Portfolios currently offer only the classes of shares offered by this Prospectus. The Portfolios may in the future offer one or more classes of shares with features, distribution expenses or other expenses that are different from those of the classes currently offered.


The Fund has adopted a Plan of Distribution with respect to the Class B shares for each Portfolio, pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). Under each Plan, the Distributor is entitled to receive compensation from the Portfolios, which is accrued daily and paid quarterly, equal to 0.25% of the Class B shares' average daily net assets on an annualized basis. Each Plan is designed to compensate the Distributor for its services in connection with distribution assistance. The Distributor may retain any portion of the fee that it does not expend in its obligations to the Fund. The Distributor may compensate financial intermediaries, plan fiduciaries and administrators for providing distribution support services and/or account maintenance services to shareholders (including, where applicable, underlying beneficial owners) of Class B shares. The Distributor may, in its discretion, voluntarily waive from time to time all or a portion of its compensation and each of the Distributor and the Adviser is free to make payments out of its own assets to promote the sale of Fund shares, including payments that compensate financial institutions for distribution services or shareholder services.


ADMINISTRATION. The Adviser also provides administrative services to the Fund, subject to the supervision of the officers and the Board of Directors of the Fund. The Fund pays the Adviser a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio. The Chase Manhattan Bank ("Chase") provides certain administrative services to the Fund through its corporate affiliate, Chase Global Funds Services Company ("CGFSC"). The Adviser supervises and monitors administrative services provided by CGFSC and compensates CGFSC. Their services are also subject to the supervision of the Board of Directors of the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

CUSTODIAN. Chase serves as the Custodian of the securities and cash of the Portfolios. Chase is not an affiliate of either MSAM or Morgan Stanley.

DIVIDEND DISBURSING AND TRANSFER AGENT. CGFSC acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL.  Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

FUND EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays an administration fee to MSAM for managing its business affairs. MSAM pays fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. MSAM may, from time to time, reduce its fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

OTHER EXPENSES. Each Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; Securities and Exchange Commission ("SEC") fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing shareholders; expenses of preparing and printing the annual and semiannual shareholder reports; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Fund's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made.


UNDERLYING FUND EXPENSES. Each Portfolio will invest primarily in Underlying Funds. The Portfolios' shareholders will not only bear their proportionate share of the expenses of the Portfolios, but will also indirectly bear similar expenses of the Underlying Funds. MSAM will allocate the Portfolios' investments in Underlying Funds in the manner believed to best enable each Portfolio to meet its investment objective. Because the advisory fees paid to MSAM or MAS by the Underlying Funds vary, however, the fees paid to MSAM or MAS would increase if MSAM allocated a greater portion of the Portfolios' investments to Underlying Funds with higher advisory fees. Set forth below for each of the Underlying Funds in which the Portfolios initially intend to invest are the advisory fees, other expenses and total operating expenses (i) of the MSIF Underlying Funds for the fiscal year ended December 31, 1996; and
(ii) of the MAS Underlying Funds for the fiscal year ended September 30, 1996.

                                                                  TOTAL
                                      ADVISORY       OTHER      OPERATING
UNDERLYING FUND                          FEE       EXPENSES     EXPENSES
-----------------------------------  -----------  -----------  -----------
U.S. Equity Funds:
  MSIF Equity Growth Portfolio             0.52%        0.28%        0.80%*
  MSIF U.S. Equity Plus Portfolio+         0.35%        0.45%        0.80%*
  MSIF U.S. Real Estate Portfolio          0.65%        0.35%        1.00%*
  MAS Mid Cap Growth Portfolio            0.500%       0.104%       0.604%
  MAS Mid Cap Value Portfolio             0.564%       0.318%       0.882%*
  MAS Value Portfolio                     0.500%       0.108%       0.608%
International Equity Funds:
  MSIF Active Country Allocation
    Portfolio                              0.36%        0.44%        0.80%*
  MSIF Asian Equity Portfolio              0.60%        0.40%        1.00%*
  MSIF Emerging Markets Portfolio          1.25%        0.49%        1.74%*
  MSIF European Equity Portfolio           0.64%        0.36%        1.00%*
  MSIF International Equity
    Portfolio                              0.78%        0.22%        1.00%*
  MSIF International Magnum
    Portfolio                              0.26%        0.74%        1.00%*
  MSIF Japanese Equity Portfolio           0.73%        0.27%        1.00%*
  MSIF Latin American Portfolio            0.62%        1.08%        1.70%
  MAS International Equity
    Portfolio                             0.500%       0.190%       0.690%
U.S. Fixed Income Funds:
  MSIF Fixed Income Portfolio              0.20%        0.25%        0.45%*
  MAS Fixed Income Portfolio              0.375%       0.108%       0.483%
  MAS High Yield Portfolio                0.375%       0.116%       0.491%
  MAS Intermediate Duration
    Portfolio                             0.244%       0.314%       0.558%*
  MAS Limited Duration Portfolio          0.300%       0.126%       0.426%*
  MAS Mortgage-Backed Securities
    Portfolio                             0.335%       0.165%       0.500%*
International Fixed Income Fund:
  MAS International Fixed Income
    Portfolio                             0.375%       0.159%       0.534%

------------
* MSAM and MAS each have voluntarily agreed to a reduction in the fees payable to them and/or to reimburse certain Underlying Funds, if necessary, if payment of advisory fees would cause the total annual operating expenses of these Underlying Funds to exceed certain maximums. Each of MSAM and MAS reserve the right to terminate any of their fee waivers and/or expense reimbursements at any time in their sole discretion.


+ Expenses for the MSIF U.S. Equity Plus Portfolio are based on estimates because the Underlying Fund has only recently become operational.


PERFORMANCE OF THE PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising. Performance is based on historical results and is not intended to indicate future performance of the Portfolios.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

PERFORMANCE OF THE UNDERLYING FUNDS

MSAM and MAS manage portfolios of MSIF and MAS Funds, respectively, which serve as the Underlying Funds of the Portfolios.

Past investment performance of the Underlying Funds, as shown in the table below, is provided to indicate the experience of MSAM and MAS in managing the Underlying Funds and may be relevant to your consideration of the Portfolios. However, the past investment performance of the Underlying Funds should not be considered to be indicative of future performance of the Underlying Funds or the Portfolios. Investors should consider that, because each Portfolio will invest in varying combinations of Underlying Funds, the performance of a Portfolio will reflect the combined performance of the Underlying Funds in which it invests and will be affected by the varying allocation of investments in Underlying Funds. Moreover, in addition to the expenses borne by each Underlying Fund, the Portfolios will incur their own direct expenses. Accordingly, the investment performance of the Portfolios will be less than the weighted average of the returns of the Underlying Funds in which they invest.


                                                                                           Average        Average
                                            Total Return   Total Return   Total Return   Annual Total   Annual Total     Average
                                              One Year      Five Years     Ten Years     Return Five     Return Ten    Annual Total
                                Inception      Ended          Ended          Ended       Years Ended    Years Ended    Return Since
Fund Name                         Date       12/31/96+      12/31/96+      12/31/96+      12/31/96+      12/31/96+      Inception+
------------------------------  ---------   ------------   ------------   ------------   ------------   ------------   ------------
U.S. EQUITY FUNDS:
MSIF Equity Growth
  Portfolio...................    4/2/91       30.97%        119.19%            NA          16.99%            NA          17.06%
MSIF U.S. Equity Plus
  Portfolio...................    8/1/97          NA             NA             NA             NA             NA             NA
MSIF U.S. Real Estate
  Portfolio...................   2/24/95       39.56%            NA             NA             NA             NA          32.73%
MAS Mid Cap Growth
  Portfolio...................   3/30/90       18.79%         86.31%            NA          13.25%            NA          19.11%
MAS Mid Cap Value Portfolio...  12/30/94       40.77%            NA             NA             NA             NA          36.62%
MAS Value Portfolio...........   11/5/84       27.63%        140.12%        333.56%         19.15%         15.80%         17.57%

INTERNATIONAL EQUITY FUNDS:
MSIF Active Country Allocation
  Portfolio...................   1/17/92        9.71%            NA             NA             NA             NA           8.71%
MSIF Asian Equity Portfolio...    7/1/91        3.49%        142.14%            NA          19.35%            NA          18.28%
MSIF Emerging Markets
  Portfolio...................   9/25/92       12.19%            NA             NA             NA             NA          12.93%
MSIF European Equity
  Portfolio...................    4/2/93       22.29%            NA             NA             NA             NA          19.62%
MSIF International Equity
  Portfolio...................    8/4/89       19.64%        113.75%            NA          16.41%            NA          11.96%
MSIF International Magnum
  Portfolio...................   3/15/96        8.25%*           NA             NA             NA             NA             NA
MSIF Japanese Equity
  Portfolio...................   4/25/94       (1.40)%           NA             NA             NA             NA          (2.51)%
MSIF Latin American
  Portfolio...................   1/18/95       48.77%            NA             NA             NA             NA          16.98%
MAS International Equity
  Portfolio...................  11/25/88       10.38%         45.17%            NA           7.74%            NA           8.22%

U.S. FIXED INCOME FUNDS:
MSIF Fixed Income Portfolio...   5/15/91        4.61%         40.26%            NA           7.00%            NA           8.35%
MAS Fixed Income Portfolio....  11/14/84        7.36%         49.18%        143.25%          8.33%          9.30%         11.03%
MAS High Yield Portfolio......   2/28/84       15.29%         96.04%            NA          14.41%            NA          11.66%
MAS Intermediate Duration
  Portfolio...................   10/3/94        5.94%            NA             NA             NA             NA           9.12%
MAS Limited Duration
  Portfolio...................   3/31/92        5.27%            NA             NA             NA             NA           5.91%
MAS Mortgage-Backed Securities
  Portfolio...................   1/31/92        5.78%            NA             NA             NA             NA           7.17%

INTERNATIONAL FIXED INCOME
  FUND:
MAS International Fixed Income
  Portfolio...................   4/29/94        6.20%            NA             NA             NA             NA           9.87%


----------

*   Cumulative (unannualized) total return since inception.


+ Performance information is for the Class A shares of the investment portfolios of MSIF and the Institutional Class shares of the investment portfolios of MAS Funds. Average annual total return since inception is through December 31, 1996. Note that all performance numbers are net of fee waivers and expense reimbursements.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so that each Portfolio will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.


Each Portfolio intends to distribute substantially all of its taxable net investment income (including, for this purpose, the excess of net short-term capital gain over net long-term capital loss) to shareholders. Dividends from each Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by each Portfolio may qualify for the dividends-received deduction for corporate shareholders to the extent of qualifying dividend income received by each Portfolio from U.S. corporations. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.



Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as gain from the sale of assets held for more than one year, regardless of how long the shareholder has held each Portfolio's shares. Each Portfolio will send reports annually to shareholders of the federal income tax status of all distributions made during the preceding year.


Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gain over short-term and long-term capital loss, including any available capital loss carryforwards), prior to the end of each calendar year to avoid liability for federal excise tax.

Dividends and other distributions declared by each Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by each Portfolio and received by the shareholders in that year if the distributions are paid by each Portfolio at any time during the following January.

Each Portfolio may be required to withhold and remit to the U.S. Treasury 31% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Application Form, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The sale, redemption or exchange of shares will result in taxable gain or loss to the selling, redeeming or exchanging shareholder, depending upon whether the fair market value of the sale, redemption or exchange proceeds exceed or is less than the shareholder's adjusted basis in the sold, redeemed or exchanged shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions.


Conversion of shares between classes should not be a taxable event to the shareholder.


IRAs and participants in tax-qualified retirement plans generally will not be subject to federal tax liability on either dividend and capital gain distributions from the Portfolios or redemption of shares of the Portfolios. Rather, participants in such plans will be taxed when they begin taking distributions from their IRAs and/or the plans. There are various restrictions under the Code on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. The rules governing tax-deferred accounts and tax-qualified retirement plans are complex, and failure to comply with the governing rules and regulations may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS. You should consult with a tax professional on the specific rules governing your own plan.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIO.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's investments are valued primarily on the basis of the NAVs of the Underlying Funds and market quotations. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

Although the legal rights of Class A and Class B shares are identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the shareholder servicing fees charged to Class B shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution expense accrual differential between the classes.

In the interest of economy and convenience, and because of the operating procedures of the Fund, certificates representing shares of the Portfolio will not be issued. All shares purchased are confirmed to you and credited to your account on the Fund's books maintained by the Adviser or its agents. You will have the same rights and ownership with respect to such shares as if certificates had been issued.

INVESTMENTS AND REDEMPTIONS

Class A and Class B shares of each Portfolio may be purchased, without sales commission, at the net asset value per share next determined after receipt of the purchase order by the Portfolio. Investors in Class B shares will be subject to an additional Rule 12b-1 fee at the annual rate of 0.25% of the average daily value of their shares. This additional fee will be paid by each Portfolio to the Distributor to compensate the Distributor for certain shareholder services provided or caused to be provided by the Distributor to Class B share investors. The Distributor expects to compensate plan administrators for services provided to various retirement and deferred compensation plans in connection with investments by such plans in Class B shares. Only those investors which require an increased level of shareholder services will be issued Class B shares. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

Shares of the Portfolios are currently offered only to participants in various retirement and deferred compensation plans whose plan sponsors or plan administrators have made arrangements with the Fund to offer such shares to participants. Such plan participants should refer to materials provided by their plan sponsor or plan administrator for information on how to invest in and redeem shares of the Portfolios.

Plan sponsors and plan administrators who have made arrangements with the Fund will receive orders from their plan participants to purchase or redeem shares of the Portfolios, generally on each business day. That night, all orders received by that plan sponsor or plan administrator on that business day are aggregated, and the plan sponsor or plan administrator places a net purchase or redemption order for shares of the Portfolios on the morning of the next business day. These orders are normally executed at the NAV that was computed for each Portfolio at the close of the previous business day. In some cases, however, a plan sponsor's or plan administrator's order may be executed at the NAV next computed after the order is actually transmitted to the Fund.

Redemption proceeds will normally be wired to the plan sponsor or plan administrator on the next business day after receipt of the redemption instructions by the Fund, but in no event later than seven days following receipt of such instructions. The Fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                         P.O. BOX 2798, BOSTON, MA 02208-2798

                         STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") is a no-load, open-end management investment company with Class A and Class B shares of three series ("Portfolios"). Each Portfolio offers to investors a distinct risk/return profile by investing primarily in different combinations of Class A shares of various investment portfolios of Morgan Stanley Institutional Fund, Inc. and Institutional Class shares of various investment portfolios of MAS Funds ("Underlying Funds"). Class A and Class B shares of each Portfolio are offered with no sales charge, exchange or redemption fee. The Portfolios are advised by Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser"). Morgan Stanley & Co. Incorporated ("Morgan Stanley") is the distributor of the Fund's shares. The Underlying Funds are managed by either MSAM or Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of MSAM.

This Statement of Additional Information addresses information about the Fund applicable to each of the Portfolios and certain information regarding the Underlying Funds. The Fund was incorporated under the laws of the State of Maryland on May 20, 1997. The Fund has filed a registration statement with the Securities and Exchange Commission (the "SEC") registering itself as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares under the Securities Act of 1933, as amended (the "1933 Act").

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the Fund's Portfolios (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety. To obtain the Prospectus, please contact the Fund.

STATEMENT OF ADDITIONAL INFORMATION DATED _________, 1997 RELATING TO PROSPECTUS DATED _________, 1997.


TABLE OF CONTENTS                                      PAGE
                                                       ----

THE UNDERLYING FUNDS                                      2
SECURITIES AND INVESTMENT
TECHNIQUES                                                2
CERTAIN FEDERAL INCOME TAX CONSEQUENCES                  19
PURCHASE OF SHARES                                       21
REDEMPTION OF SHARES                                     21
INVESTMENT LIMITATIONS                                   21
DETERMINING MATURITIES OF CERTAIN
INSTRUMENTS                                              22
MANAGEMENT OF THE FUND                                   23
PORTFOLIO TRANSACTIONS                                   27
PERFORMANCE INFORMATION                                  27
GENERAL INFORMATION                                      33
DESCRIPTION OF CERTAIN SECURITIES
RATINGS                                                  34
FINANCIAL STATEMENTS                                     35
APPENDIX A

THE UNDERLYING FUNDS

Each Portfolio intends to invest primarily in shares of Underlying Funds, which are investment portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") or MAS Funds and are advised by MSAM or MAS, respectively. The Portfolios currently intend to invest in various combinations of the following Underlying Funds:

EQUITY:

U.S. Equity Funds:
    MSIF Equity Growth Portfolio
    MSIF U.S. Equity Plus Portfolio
    MSIF U.S. Real Estate Portfolio
    MAS Mid Cap Growth Portfolio
    MAS Mid Cap Value Portfolio
    MAS Value Portfolio

International Equity Funds:
    MSIF Active Country Allocation Portfolio
    MSIF Asian Equity Portfolio
    MSIF Emerging Markets Portfolio
    MSIF European Equity Portfolio
    MSIF International Equity Portfolio
    MSIF International Magnum Portfolio
    MSIF Japanese Equity Portfolio
    MSIF Latin American Portfolio
    MAS International Equity Portfolio

FIXED INCOME:

U.S. Fixed Income Funds:
    MSIF Fixed Income Portfolio
    MAS Fixed Income Portfolio
    MAS High Yield Portfolio
    MAS Intermediate Duration Portfolio
    MAS Limited Duration Portfolio
    MAS Mortgage-Backed Securities Portfolio

International Fixed Income Funds:
    MAS International Fixed Income Portfolio

The Portfolios, at the discretion of the Adviser and without shareholder approval, reserve the right to invest in additional Underlying Funds that are currently offered or may be offered in the future. A complete listing of Underlying Funds currently available for investment by the Portfolios, along with their investment objectives, is included in Appendix A to this Statement of Additional Information.

SECURITIES AND INVESTMENT TECHNIQUES

The following discussion of certain securities and investment techniques supplements the discussion of investment policies, securities and investment techniques of the Underlying Funds set forth in the Fund's Prospectus:

EQUITY SECURITIES

DEPOSITARY RECEIPTS. Depositary Receipts are Equity Securities representing ownership interests in securities of foreign companies and include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

FIXED INCOME SECURITIES

The value of Fixed Income Securities held by each Underlying Fund generally will vary inversely to changes in prevailing interest rates. Each Underlying Fund's investments in fixed rate Fixed Income Securities with longer terms to maturity are subject to greater volatility than the Underlying Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount. Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

One of the strategies MSAM and MAS may use to manage the Underlying Funds' investments in Fixed Income Securities is Duration management. Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Underlying Funds investing in Fixed Income Securities actively manage their portfolio maturity and duration in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity and duration are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security. However, there are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, MSAM or MAS's analysis of interest rate exposure incorporates the economic life of a security.

BRADY BONDS. Certain Underlying Funds may invest in Fixed Income Securities customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have been issued only in recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. An Underlying Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, each Underlying Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.


U.S. dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.


CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specific market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Underlying Funds may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

Underlying Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Underlying Fund.

(2) Commercial paper rated at time of purchase by one or more NRSROs in one of their two highest categories, (e.g., A-1 or A-1+ by the Standard & Poor's Rating Group ("S&P" or Prime 1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P, or Fitch Investors Service, Inc. ("Fitch")).

(3) Short-term corporate obligations rated high-A or better by Moody's, S&P, or Fitch.

(4)  U.S. Governments and Agencies.

(5)  Repurchase Agreements collateralized by securities listed above.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Underlying Funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Underlying Funds may invest in loans and other direct debt instruments which are interests in amounts owed by corporate, governmental or other borrowers ("Loans") from third parties ("Lenders"). They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. An Underlying Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or portions of Loans ("Assignments") from third parties. Each Underlying Fund's investment in Participations typically will result in each Underlying Fund having a contractual relationship only with the Lender and not with the borrower. Each Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, each Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and each Underlying Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, each Underlying Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, each Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. Each Underlying Fund will acquire Participations only if the Lender interpositioned between the Underlying Fund and the borrower is determined by MSAM or MAS to be creditworthy. Certain Underlying Funds that invest in foreign securities may invest in fixed and floating rate Loans arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions.


When an Underlying Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by each Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which an Underlying Fund may acquire an interest in a loan is through a Participation and not an Assignment. An Underlying Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because the secondary market for such securities is relatively illiquid, the Underlying Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and each Underlying Fund's ability to dispose of particular Assignments or Participations when necessary to meet each Underlying Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The possible lack of a liquid secondary market for Assignments and Participations also may make it more difficult for each Underlying Fund to assign a value to these securities for purposes of valuing the Underlying Fund's securities and calculating its net asset value. To the extent that an Underlying Fund invests in them, investment in Assignments or Participations will be monitored pursuant to liquidity guidelines and will be subject to the Underlying Fund's investment policies concerning illiquid securities.


Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to an Underlying Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Underlying Fund to supply additional cash to the borrower on demand. Further, Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risk of default or loss.

MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include Collateralized Mortgage Obligations and Mortgage-Backed Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities. At times it is anticipated that a substantial portion of an Underlying Fixed Income Fund's assets may be invested in mortgage related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. They are backed by Mortgage-Backed Securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices of and yields on these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage related securities.

MORTGAGE-BACKED SECURITIES. With Mortgage-Backed Securities ("MBSs"), many mortgagees' monthly payments to his or her lending institution are pooled together and passed through to investors such as an Underlying Fund. The pools are assembled by various governmental, Government-related and private organizations. An Underlying Fund may invest in securities issued or guaranteed by Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), Federal National Mortgage Association ("FNMA" or "Fannie Mae"), private issuers and other government agencies. There can be no assurance that the private issuers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by an Underlying Fund will be those which at the time of purchase are rated investment grade by one or more nationally recognized statistical rating organization ("NRSRO"), or, if unrated, are deemed by MSAM or MAS to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and are structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, they are generally structured with one or more types of credit enhancement described below. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and FNMA also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC has now issued MBSs (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury. Obligations issued by such U.S. Governmental agencies and instrumentalities are described more fully below.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by an Underlying Fund may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, MSAM or MAS will look for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. An Underlying Fund may invest, without limit, in MBSs issued by private issuers when MSAM or MAS deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or S&P or be deemed by MSAM or MAS to be of comparable investment quality.

FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae Certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae Certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans;
(ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodical changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS. Each Underlying Fund may invest in Repurchase Agreements collateralized by liquid, unencumbered assets, the value of which is marked to market daily. Repurchase Agreements are transactions by which an Underlying Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by an Underlying Fund have a total value in excess of the value of the Repurchase Agreement and are held by the Underlying Fund's custodian bank until repurchased. Such agreements permit an Underlying Fund to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. MSAM, MAS and the Underlying Fund's administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

The use of Repurchase Agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, an Underlying Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of an Underlying Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that an Underlying Fund may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

U.S. GOVERNMENT SECURITIES. The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.

U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. However, the U.S. Treasury has no lawful obligation to assume the financial liabilities of these agencies or others. Finally, other agencies and instrumentalities, such as the Farm Credit System and FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and

FNMA.

ZERO COUPONS. The Underlying Funds may invests in zero coupon bonds ("Zero Coupons"). Zero Coupons have been stripped of their unmatured interest coupons, or the coupons themselves, but may also be receipts or certificates representing interest in such stripped debt obligations and coupons. With respect to U.S. Governments, as defined in the Prospectus, the timely payment of coupon interest and principal on these instruments remains guaranteed by the full faith and credit of the U.S. Government.

Zero Coupons do not pay interest. Instead, a Zero Coupon is issued at a substantial discount to its "face value" (what it will be worth at maturity). The difference between the security's issue or purchase price and its face value represents the accreted interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this accreted interest is deemed to be income received by Zero Coupon bondholders each year. The Underlying Funds, which expect to qualify as regulated investment companies, intend to pass along such interest as a component of an Underlying Fund's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest is returned to the investor.

With respect to U.S. Government Securities, Zero Coupons are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (CATS), Treasury Receipts (TRs), Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Treasury Investment Growth Receipts (TIGERS).

FOREIGN INVESTMENT


Certain of the Underlying Funds will invest in securities of foreign issuers. Investors should recognize that investing in such foreign securities involves certain special considerations which are not typically associated with investing in U.S. issuers. As foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers, there may be less information available about certain foreign companies than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Underlying Funds will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Neither an Underlying Fund nor the Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

EMERGING MARKET COUNTRY SECURITIES. MSAM and MAS's approach to investing in Emerging Market Country Securities is based on their evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities. The Underlying Funds' definition of Emerging Market Country Equity Securities or Fixed Income Securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging market country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging market country. MSAM and MAS believe, however, that investment in such companies will be appropriate because each Underlying Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging market country such that their value will tend to reflect developments in such emerging market country to a greater extent than developments in another country or countries. For example, these Underlying Funds may invest in companies organized and located in countries other than an emerging market country, including companies having their entire production facilities outside of an emerging market country, when securities of such companies meet one or more elements of the Underlying Fund's definition of an Emerging Market Country Equity Security or Fixed Income Security and so long as MSAM or MAS believe at the time of investment that the value of the company's securities will reflect principally conditions in such emerging market country. MSAM or MAS will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in emerging market country government Fixed Income Securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Underlying Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government Fixed Income Securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the Underlying Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an Underlying Fund may incur costs in connection with conversions between various currencies. The Underlying Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("Forwards" or "forward contracts") and foreign currency futures contracts.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Underlying Funds generally will not enter into a forward contract with a term greater than one year. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Underlying Funds may enter into forward contracts in several circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Underlying Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, each Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when any of the Underlying Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Underlying Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Underlying Funds intend to enter into such forward contracts to protect the value of portfolio securities on a continuous basis.

An Underlying Fund may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign Fixed Income Security, an Underlying Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, an Underlying Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security. There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with an Underlying Fund's obligation under the forward contract. On the date of maturity, an Underlying Fund may be exposed to some risk of loss from fluctuations in that currency. Although MSAM or MAS will attempt to hold such mismatching to a minimum, there can be no assurance that they will be able to do so. When an Underlying Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, MSAM and MAS believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of each Underlying Fund will thereby be served. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Underlying Fund's custodian will place liquid, unencumbered assets, the value of which is marked to market daily, into a segregated account of an Underlying Fund in an amount equal to the value of such Underlying Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Underlying Fund's commitments with respect to such Forwards.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. An Underlying Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Underlying Fund may suffer a loss.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for an Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Underlying Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If an Underlying Fund retains the portfolio security and engages in an offsetting transaction, such Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should Forward prices decline during the period between an Underlying Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should Forward prices increase, such Underlying Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Underlying Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Underlying Funds may also use foreign currency futures contracts and options on foreign currency futures contracts for purposes similar to those described for Forwards. Foreign currency futures contracts traded in the United States are traded on regulated futures exchanges.

An Underlying Fund will incur brokerage fees when it purchases or sells foreign currency futures contracts and it will be required to maintain margin deposits. Parties to a foreign currency futures contract must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Foreign currency futures contracts and options on foreign currency futures contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While foreign currency futures contracts and options on foreign currency futures contracts may limit losses to the Underlying Fund as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

SPECIAL RISKS ASSOCIATED WITH FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON AND OPTIONS ON FOREIGN CURRENCIES. Transactions in forward contracts, as well as foreign currency futures contracts and options thereon, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by each Underlying Fund permitted to engage in such hedging transactions. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which an Underlying Fund's trading systems will be based may not be as complete as the comparable data on which such Underlying Fund makes investment and trading decisions in connection with other securities and transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the Forward, futures or options markets until the following day, thereby preventing an Underlying Fund from responding to such events in a timely manner.

Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency or (with the exception of certain foreign currency options) the SEC. In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which an Underlying Fund is a party.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of an Underlying Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with such Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and an Underlying Fund may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit an Underlying Fund's ability to realize profits or to reduce losses on open positions and could result in greater losses.

Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. An Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting an Underlying Fund's ability to enter into desired hedging transactions. An Underlying Fund will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by MSAM or MAS.

Over-the-counter options on foreign currencies, like exchange-traded commodity futures contracts and commodity option contracts, are within the exclusive regulatory jurisdiction of the CFTC. The CFTC currently permits the trading of such options, but only subject to a number of conditions regarding the commercial purpose of the purchaser of such options. Forward contracts and currency swaps are not presently subject to regulation by the CFTC, although the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, an Underlying Fund's ability to utilize forward contracts and currency swaps in the manner set forth above and in the Prospectus could be restricted.

Options on foreign currencies traded on a national securities exchange are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency options positions entered into on a national securities exchange are cleared and guaranteed by The Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

DERIVATIVES

Each of the Underlying Funds may use Derivatives under a number of different circumstances to further their investment objectives. The Underlying Funds may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, an Underlying Fund may purchase Derivatives to quickly gain exposure to a market in response to changes in the Underlying Fund's asset allocation policy or upon the inflow of investable cash when the Derivative provides greater liquidity than the underlying securities market. An Underlying Fund may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by an Underlying Fund for hedging purposes and under other circumstances in which an Underlying Fund's portfolio managers believe it advantageous to do so consistent with the Underlying Fund's investment objective. The Underlying Funds will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Underlying Fund's investment policies, and then only in a manner consistent with such policies. Some of the Derivatives in which the Underlying Funds may invest and the risks related thereto are described in more detail below.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Underlying Funds generally may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs and for a number of more specialized purposes. The Underlying Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. The Underlying Funds may engage in transactions in interest rate futures transactions involving an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price to hedge their holdings of debt instruments against future changes in interest rates. The value of the contract rises and falls inversely with changes in interest rates. The Underlying Funds may enter into financial futures contracts relating to financial instruments, such as U.S. Government Securities, foreign currencies, and certificates of deposit involving an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Underlying Funds may also enter into futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Underlying Funds expect to earn interest income on their margin deposits. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

The Underlying Funds may purchase and write call and put options on futures contracts which are traded on a U.S. exchange and enter into closing transactions with respect to such options to terminate an existing position. In addition, an Underlying Fund may purchase and write call and put options on futures that are traded on an international exchange, traded over-the-counter or which are synthetic options or futures or equity swaps, and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the accumulated balance in the writer's futures margin account is delivered to the option holder, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The Underlying Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts which they trade, and use futures contracts with the expectation of realizing profits from market fluctuations.

Although techniques other than the sale and purchase of futures contracts could be used to control the Underlying Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Underlying Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. Regulations of the CFTC applicable to the Underlying Funds permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margins and for options premiums. Under rules adopted by the CFTC, the Underlying Funds may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Underlying Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities. An MSIF Underlying Fund will limit its use of futures contracts and other Derivatives for non-hedging purposes to 331/3% of its total assets measured by the aggregate notional amount of its outstanding Derivatives instruments. An MAS Underlying Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. The risk that an Underlying Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. The Underlying Funds will maintain assets sufficient to meet their respective obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contracts at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Underlying Funds would continue to be required to make daily cash payments to maintain their required margin. In such situations, if an Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, an Underlying Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on an Underlying Fund's ability to effectively hedge. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by MSAM or MAS, and the extent to which those strategies are used, may depend on the development of such markets.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Underlying Funds may engage in futures strategies only for hedging purposes, MSAM and MAS do not believe that the Underlying Funds are subject to the risks of loss frequently associated with futures transactions. An Underlying Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security or currency and sold it after the decline.

Utilization of futures transactions by the Underlying Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that an Underlying Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Underlying Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS. The Underlying Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which such Underlying Funds may invest, as well as with respect to foreign currency. Additional information with respect to option transactions is set forth below. Call and put options on Equity Securities are listed on various U.S. and foreign securities exchanges ("listed options") and are written in over-the-counter transactions ("OTC "). The Underlying Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by MSAM or MAS and the extent to which those strategies are used will depend on the development of such option markets.

Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation, such as OCC in the United States. Ownership of a listed call option gives the fund the right to buy from the clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its current market price. Ownership of a listed put option would give an Underlying Fund the right to sell the underlying security or currency to the clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security from the clearing corporation or exchange at the exercise price.

OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with each Underlying Fund. With OTC options, such variables as expiration date exercise price and premium will be agreed upon between each Underlying Fund and the transactions dealer, without the intermediary of a third party such as a clearing corporation or exchange. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, each Underlying Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

COVERED CALL WRITING. Each of the Underlying Funds may write (i.e., sell) covered call options on portfolio securities. By doing so, the Underlying Fund would become obligated during the term of the option to deliver the securities underlying the option should the option holder choose to exercise the option before the option's termination date. In return for the call it has written, each Underlying Fund will receive from the purchaser (or option holder) a premium which is the price of the option, less a commission charged by a broker. Each Underlying Fund will keep the premium regardless of whether the option is exercised. The Underlying Funds may only write options that are "covered." A covered call option means that so long as the Underlying Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position. When the Underlying Fund writes covered call options, it augments its income by the premiums received and is thereby hedged to the extent of that amount against a decline in the price of the underlying securities and the premiums received will offset a portion of the potential loss incurred by the Underlying Fund if the securities underlying the options are ultimately sold by the Underlying Fund at a loss. However, during the option period, each Underlying Fund has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The size of premiums will fluctuate with varying market conditions.

COVERED PUT WRITING. Each of the Underlying Funds may write covered put options on portfolio securities. By doing so, the Underlying Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC options written by the Underlying Fund will be exercisable by the purchaser only on a specific date). Generally, a put option is "covered" if the Underlying Fund maintains in a segregated account an amount of cash, U.S. Government Securities or other high grade debt obligations equal to the exercise price of the option or if the Underlying Fund holds a put option on the same underlying security with a similar or higher exercise price.

Each of the Underlying Funds will write put options (i) to receive the premiums paid by purchasers; (ii) when MSAM or MAS wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (iii) to close out a long put option position.

PURCHASE OF PUT AND CALL OPTIONS. Each of the Underlying Funds may purchase listed or OTC put or call options on its portfolio securities. When each Underlying Fund purchases a call option it acquires the right to purchase a designated security at a designated price (the "exercise price"), and when each Underlying Fund purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued.

Each Underlying Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. Each Underlying Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, each Underlying Fund would incur no additional loss. Each Underlying Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.

The amount each Underlying Fund pays to purchase an option is called a "premium," and the risk assumed by the Underlying Fund when it purchases an option is the loss of this premium. Because the price of an option tends to move with that of its underlying security, if an Underlying Fund is to make a profit, the price of the underlying security must change and the change must be sufficient to cover the premium and commissions paid. A price change in the security underlying the option does not assure a profit since prices in the options market may not always reflect such a change.

STRUCTURED SECURITIES. The Underlying Funds may invest a portion of their assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Underlying Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Underlying Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Underlying Fund's investment in these Structured Securities may be limited by restrictions contained in the 1940 Act. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

SWAP CONTRACTS. The Underlying Funds may enter into swap contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, an Underlying Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Underlying Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which the Underlying Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to a swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that an Underlying Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Underlying Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

An Underlying Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of the Underlying Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, MSAM and MAS believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to an Underlying Fund's borrowing restrictions. The Underlying Funds may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by MSAM or MAS in accordance with guidelines established by the Underlying Funds' Boards of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have a rating below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If MSAM or MAS is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Underlying Funds would be less favorable than it would have been if this investment technique were not used.

OTHER SECURITIES

BORROWING AND OTHER FORMS OF LEVERAGE. Certain of the Underlying Funds are permitted to borrow money for investment purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Although these Underlying Funds are authorized to borrow, they will do so only when MSAM or MAS believes that borrowing will benefit the Underlying Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX. The MSIF International Magnum Portfolio uses the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index") as a tool for investment decisions. The investment objective of the MSIF International Magnum Portfolio is to provide long-term capital appreciation. The MSIF International Magnum Portfolio seeks to achieve its objective by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). After establishing regional allocation strategies, MSAM selects Equity Securities among issuers of a region. The MSIF International Magnum Portfolio invests in countries comprising the EAFE Index (each, an "EAFE country").

The EAFE Index is one of seven international indices, twenty national indices and thirty-eight international industry indices making up the Morgan Stanley Capital International Indices. The EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Underlying Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Underlying Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Underlying Fund may be required to bear the expenses of registration.

SECURITIES LENDING. Each Underlying Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, an Underlying Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Underlying Fund. Each Underlying Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Underlying Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Underlying Fund at any time, and (d) the Underlying Fund receive reasonable interest on the loan (which may include the Underlying Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by MSAM or MAS to be of good standing and when, in the judgment of MSAM or MAS, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors of the Underlying Fund.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

SHORT SALES. The Underlying Funds may from time to time sell securities short consistent with applicable legal requirements. A short sale is a transaction in which the Underlying Fund would sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Underlying Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Underlying Fund replaces the borrowed securities. To deliver the securities to the buyer, the Underlying Fund will need to arrange through a broker to borrow the securities and, in so doing, the Underlying Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Underlying Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Underlying Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of liquid unencumbered assets. In addition, if the short sale is not "against the box," the Underlying Fund will place in a segregated account with its custodian, or designated sub-custodian, an amount of unencumbered liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any unencumbered liquid assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Underlying Fund will maintain the segregated account daily at a level so that (1) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (2) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Short sales by the Underlying Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

The Fund intends that each of its Portfolios qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts;

and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described above, in order to qualify as a RIC, each Portfolio must distribute at least 90% of each Portfolio's net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's accumulated earnings and profits. Such distributions will be eligible for the corporate dividends received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For purposes of the excise tax, a regulated investment company must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but only to the extent the capital gain net income for the one-year period ending on October 31 exceeds the net capital gains for such period). Because each Portfolio intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), no Portfolio anticipates incurring any liability for this excise tax. However, a Portfolio may, in certain circumstances, be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

Dividends declared by a Portfolio in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.

Short sales engaged in by a Portfolio may reduce the holding period of property held by a Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Underlying Fund from short-term to long- term.

STATE AND LOCAL

Rules of state and local taxation of dividends and capital gains distributions from a RIC may be different from the rules of federal income taxation described above. Shareholders are urged to consult their own tax advisers as to the consequences of federal, state, local, and foreign tax rules affecting an investment in a Portfolio.

FOREIGN INVESTMENTS

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time an Underlying Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Underlying Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Underlying Fund. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Underlying Fund. These gains or losses increase or decrease the amount of an Underlying Fund's net investment income available to be distributed to its shareholders as ordinary income.

Each Underlying Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and an Underlying Fund may be subject to foreign income taxes with respect to other income. Because not more than 50% in value of an Underlying Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, a Portfolio may not elect to treat foreign income taxes imposed on an Underlying Fund for United States federal income tax purposes as paid directly by its shareholders.

PURCHASE OF SHARES

The purchase price of each Portfolio of the Fund is the net asset value next determined after the order is received. For each Portfolio of the Fund, an order received prior to the regular close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund's transfer agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. Shares of the Fund may be purchased on any day the NYSE is open. The NYSE will be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.

REDEMPTION OF SHARES

REDEMPTIONS.   Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

DISTRIBUTIONS IN KIND.   If the Board of Directors determines that it would be
detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with entities qualified under qualified pension and profit sharing plans, the Fund may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

Each Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

(1) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent a Portfolio from purchasing or selling futures contracts or options thereon or from investing in securities or other instruments backed by physical commodities;

(2) purchase or sell real estate, although it may purchase or sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3) lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;




(4) except with respect to the shares of Underlying Funds, with respect to 75% of the Portfolio's assets (i) purchase more than 10% of the outstanding voting securities of any issuer or (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;


(5) issue senior securities or borrow money, except from banks in an amount not in excess of 331/3% of its total assets (including the amount borrowed) less liabilities;

(6) underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; or



(7) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, that (i) each Portfolio may invest up to 100% of its assets in shares of investment companies, and (ii) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


NON-FUNDAMENTAL LIMITATIONS

In addition, each Portfolio of the Fund has adopted non-fundamental investment limitations as stated below. Such limitations may be changed without shareholder approval. Each Portfolio of the Fund will not:

(1) sell short (other than "against the box") unless the Portfolio's obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(2) invest for the purpose of exercising control over management of any company;

(3) invest its assets in securities of any investment company except for shares of the Underlying Funds, and as otherwise may be permitted by the 1940 Act;


(4) invest more than an aggregate of 15% of the net assets of the Portfolio in illiquid securities;


(5) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) that are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;


(6) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or



(7) purchase additional securities while borrowings exceed 5% of total assets.



The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.


Notwithstanding the foregoing fundamental and non-fundamental investment restrictions, the Underlying Funds in which the Portfolios invest have adopted certain investment limitations which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment limitations listed above. The investment limitations of an Underlying Fund are located in the Statement of Additional Information for such Underlying Fund.

DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. In addition, for securities that are subject to prepayments, the weighted average life of the security will be used in the weighted average maturity calculation instead of the stated maturity date on the instrument. The weighted average life of a security takes into consideration the impact of prepayments on the length of time the security will be outstanding and typically indicates an actual maturity that is shorter than the maturity date stated on the face of the instrument.

MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP or their affiliates. Two Directors and all of the officers of the Fund are directors, officers or employees of the Fund's advisers, distributor or administrators. The other Directors have no affiliation with the Fund's advisers, distributor or administrators. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below:



     Name, Address and
       Date of Birth                       Position with Fund                     Principal Occupation During Past Five Years
     -----------------                     ------------------                     -------------------------------------------
Barton M. Biggs*                           Chairman and Director             Chairman, Director and Managing Director of Morgan
1221 Avenue of the Americas                                                  Stanley Asset Management Inc. and Morgan Stanley Asset
New York, NY 10020                                                           Management Limited; Managing Director of Morgan
11/26/32                                                                     Stanley & Co. Incorporated; Director of VK/AC Holdings,
                                                                             Inc. (investment management); Director of the Rand
                                                                             McNally Company; Member of the Yale Development Board;
                                                                             Chairman and Director of various investment companies
                                                                             managed by Morgan Stanley Asset Management Inc.

Michael F. Klein*                          Director and President            Principal of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                                                  Morgan Stanley Asset Management Inc.; President and
New York, NY 10020                                                           Director of three investment companies and Officer of
12/12/58                                                                     various other investment companies managed by Morgan
                                                                             Stanley Asset Management Inc.  Previously practiced
                                                                             law with the New York law firm of Rogers & Wells.


                                          23


     Name, Address and
       Date of Birth                       Position with Fund                     Principal Occupation During Past Five Years
     -----------------                     ------------------                     -------------------------------------------


John D. Barrett, II                               Director                   Chairman and Director of Barrett Associates,
521 Fifth Avenue                                                             Inc.(investment counseling); Director of the
New York, NY 10135                                                           AshforthCompany (real estate); Director of
8/21/35                                                                      Morgan Stanley Universal Funds, Inc. and
                                                                             Morgan Stanley Institutional Fund, Inc.

Gerard E. Jones                                   Director                   Partner in Richards & O'Neil LLP (law firm); Director
43 Arch Street                                                               of  Morgan Stanley Universal Funds, Inc. and Morgan
Greenwich, CT 06830                                                          Stanley Institutional Fund, Inc.
1/23/37

Andrew McNally IV                                 Director                   Chairman and Chief Executive Officer of Rand McNally
8255 North Central                                                           Company (publishing); Director of Allendale Insurance
Park Avenue                                                                  Co., Mercury Finance (consumer finance); Zenith
Skokie, IL 60076                                                             Electronics, Hubbell, Inc. (industrial electronics);
11/11/39                                                                     Director of Morgan Stanley Universal Funds, Inc.
                                                                             and Morgan Stanley Institutional Fund, Inc.


Samuel T. Reeves                                  Director                   Chairman of the Board and CEO, Pinacle Trading L.L.C.
8211 North Fresno Street                                                     (investments); Director, Pacific Gas and Electric and
Fresno, CA 93720                                                             PG&E Enterprises (utilities); Director of Morgan
7/28/34                                                                      Stanley Universal Funds, Inc. and Morgan Stanley
                                                                             Institutional Fund, Inc.

Fergus Reid                                       Director                   Chairman and Chief Executive Officer of LumeLite
85 Charles Colman Blvd                                                       Corporation (injection molding); Trustee and Director
Pawling, NY 12564                                                            of Vista Mutual Fund Group; Director of Morgan Stanley
8/12/32                                                                      Universal Funds, Inc. and Morgan Stanley Institutional
                                                                             Fund, Inc.

Frederick O. Robertshaw                           Director                   Of Counsel, Copple, Chamberlin & Boehm, P.C.;
2800 North Central Avenue                                                    Formerly, Of Counsel, Bryan, Cave LLP (law firms);
Phoenix, AZ 85004                                                            Director of Morgan Stanley Universal Funds, Inc.
1/24/34                                                                      and Morgan Stanley Institutional Fund, Inc.


Harold J. Schaaff, Jr.*                        Vice President                Principal of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                                                  Morgan Stanley Asset Management Inc.; General Counsel
New York, NY 10020                                                           and Secretary of Morgan Stanley Asset Management Inc.;
6/10/60                                                                      Vice President of various investment companies managed
                                                                             by Morgan Stanley Asset Management Inc.

Joseph P. Stadler*                             Vice President                Vice President of Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas                                                  and Morgan Stanley Asset Management Inc.; Previously
New York, NY 10020                                                           with Price Waterhouse LLP (accounting); Vice President
6/7/54                                                                       of various investment companies managed by Morgan
                                                                             Stanley Asset Management Inc.


                                           24


     Name, Address and
       Date of Birth                       Position with Fund                     Principal Occupation During Past Five Years
     -----------------                     ------------------                     -------------------------------------------

Valerie Y. Lewis*                                Secretary                   Vice President of Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas                                                  and Morgan Stanley Asset Management Inc.; Previously
New York, NY 10020                                                           with Citicorp (banking); Secretary of various
3/26/56                                                                      investment companies managed by Morgan Stanley Asset
                                                                             Management Inc.

Joanna Haigney                                   Treasurer                   Assistant Vice President, Senior Manager of Fund
73 Tremont Street                                                            Administration and Compliance Services, Chase Global
Boston, MA 02108-3913                                                        Funds Services Company; Treasurer of various
10/10/66                                                                     investment companies managed by Morgan Stanley Asset
                                                                             Management Inc. Previously with Coopers & Lybrand LLP.

Rene J. Feuerman                            Assistant Treasurer              Manager of Fund Administration and Compliance
73 Tremont Street                                                            Services, Chase Global Funds Services Company;
Boston, MA 02108-3913                                                        Previously Fund Administrator and Senior Fund
1/25/67                                                                      Accountant, Chase Global Funds Services Company.


-----------
* "Interested Person" within the meaning of the 1940 Act.


REMUNERATION OF DIRECTORS AND OFFICERS


Members of the Board of Directors of the Fund do not receive compensation for serving as Directors of the Fund. However, members of the Board of Directors who are not "interested persons" within the meaning of the 1940 Act ("Noninterested Directors") are also members of the boards of directors of certain other investment companies advised by MSAM or MAS (or by affiliated companies), including certain Underlying Funds (such other investment companies are referred to as the "Fund Complex"), and receive compensation from such other investment companies in the Fund Complex. Accordingly, as shareholders of the Underlying Funds, the Portfolios will indirectly bear their proportionate share of Directors' compensation paid by the Fund Complex. The open-end investment companies in the Fund Complex pay each of the Noninterested
Directors an annual aggregate compensation of $65,000, plus out-of-pocket expenses, and pay each of the Noninterested Directors on the Board Audit Committees additional annual aggregate compensation of $10,000 for serving on such committees. The aggregate of such compensation for each Noninterested Director is allocated among the open-end investment companies in direct proportion to their respective average annual net assets. Column (2) in the following table sets forth that no compensation was paid by the Fund to any Director for serving as a Director of the Fund. Column (5) in the table sets forth aggregate compensation paid by the Fund Complex to each Director during the fiscal year ended December 31, 1996. Compensation amounts do not include reimbursements of out-of-pocket expenses. Directors who are officers or otherwise "interested persons" receive no remuneration for their services as Directors. As of ____________, 1997, to Fund management's knowledge, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.


COMPENSATION TABLE


                                                          (3)                 (4)
                                                       Pension or          Estimated               (5)
                                       (2)            Retirement            Annual        Total Compensation
                                    Aggregate       Benefits Accrued       Benefits        From Fund and Fund
         (1)                      Compensation       as Part of Fund         Upon           Complex Paid to
   Name of Director                From Fund           Expenses            Retirement         Directors(a)
   ----------------               ------------      ----------------       ----------      ------------------

Barton M. Biggs                      $    0              $    0              $    0           $     0

Michael F. Klein                          0                   0                   0                 0

John D. Barrett, II(b)                    0                   0                   0            68,777(c)



                                          25

                                                          (3)                 (4)
                                                       Pension or          Estimated               (5)
                                       (2)            Retirement            Annual        Total Compensation
                                    Aggregate       Benefits Accrued       Benefits        From Fund and Fund
         (1)                      Compensation       as Part of Fund         Upon           Complex Paid to
   Name of Director                From Fund           Expenses            Retirement         Directors(a)
   ----------------               ------------      ----------------       ----------      ------------------

Gerard E. Jones(b)                       0                   0                   0             75,877(c)(d)

Andrew McNally, IV                       0                   0                   0             63,195(c)

Samuel T. Reeves                         0                   0                   0             61,331(c)

Fergus Reid(b)                           0                   0                   0             77,220(c)(d)

Frederick O. Robertshaw                  0                   0                   0             58,777(c)


-----------
(a) Amounts include $24,657, $24,657 and $28,450 of deferred compensation for Messrs. McNally, Reeves and Reid, respectively.
(b) Member of Audit Committee of the Board of Directors of the Fund.
(c) Number of other investment companies in Fund Complex from whom Director is expected to receive compensation: Mr. Barrett--2; Mr. Jones--3; Mr. McNally--2; Mr. Reeves--2; Mr. Reid--3; Mr. Robertshaw--2.
(d) Includes amounts paid for service as Director of a closed-end investment company in the Fund Complex, in addition to amounts paid by the open-end investment companies.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS

MSAM is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). The principal offices of MSAM are at 1221 Avenue of the Americas, New York, New York 10020. MSAM receives no compensation for advisory services to the Portfolios.


Pursuant to a separate Administration Agreement with the Fund, MSAM provides administrative services, including accounting, transfer agency, dividend disbursement, and other services, directly or through third parties to the Portfolios. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.15% of 1% of the average daily net assets of each Portfolio.



Under a Sub-Administration Agreement between MSAM and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("Chase Global," a corporate affiliate of Chase) provides dividend disbursing, transfer agent and other fund accounting services to the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.


DISTRIBUTION OF FUND SHARES


Under a Distribution Agreement with the Fund, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a wholly owned subsidiary of MSDWD, serves as exclusive distributor of the Portfolios and sells shares of each Portfolio on the terms described in the Fund's Prospectus.

CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of MSAM (together, the "Codes"). The Codes restrict the personal investing activities of all employees of MSAM and, as described below, impose additional, more onerous, restrictions on the Fund's investment personnel.

The Codes require that all employees of MSAM preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of

MSAM include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by MSAM. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of _________, 1997, the following persons were record or beneficial owners of 5% or more of the outstanding shares of the Portfolios:


                                                                                                    PERCENT OF
                                                                                                    OUTSTANDING
PORTFOLIO                                   NAME OF BENEFICIAL OWNER                                 SHARES
---------                                   ------------------------                               -----------
Strategic Adviser Conservative Portfolio    Morgan Stanley, Dean Witter, Discover & Co.               100%
                                            1585 Broadway
                                            New York, NY 10036

Strategic Adviser Moderate Portfolio        Morgan Stanley, Dean Witter, Discover & Co.               100%
                                            1585 Broadway
                                            New York, NY 10036

Strategic Adviser Aggressive Portfolio      Morgan Stanley, Dean Witter, Discover & Co.               100%
                                            1585 Broadway
                                            New York, NY 10036


MSDWD has voting power with respect to the voting securities in its ownership. Consequently, under the 1940 Act, MSDWD may be deemed to be a controlling person of the Portfolio.

To the best knowledge of the Fund, MSDWD's ownership of such securities is for investment only, not for the purposes of control, but may materially affect the voting rights of other shareholders.

PORTFOLIO TRANSACTIONS

The Portfolios will invest primarily in shares of the Underlying Funds. Orders for transactions in the Underlying Funds will be placed with Morgan Stanley or MAS Fund Distribution, Inc., the distributors for MSIF and MAS Funds, respectively. Morgan Stanley also acts as distributor for the Portfolios.

PORTFOLIO TURNOVER

Each Portfolio's turnover rate for a year is calculated by dividing the lesser of the value of the purchases or sales for the year by the average monthly market value of the Portfolio for the year. The rate of portfolio turnover will not be a limiting factor when a Portfolio deems it appropriate to purchase or sell shares of the Underlying Funds or other portfolio securities. However, the U.S. federal tax requirement that a Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit a Portfolio's ability to dispose of its securities.

PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate a Portfolio's past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

From time to time each Portfolio may advertise total return for the shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

These total returns are calculated according to the following formula:

P(1 + T)/n = ERV

where:

P =   a hypothetical initial payment of $1,000

T =   average annual total return

n =   number of years

ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).


CALCULATION OF YIELD

From time to time certain of the Portfolios may advertise yield.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Yield is obtained using the following formula:

                    6
Yield = 2[(a--b + 1) --1]
          --------
             cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

d = the maximum offering price per share on the last day of the period.

COMPARISONS

To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

(a) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(b) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service--publications that rate fund performance over specified time periods.

(c) Financial Times Actuaries World Ex U.S. Index -- The FT-A World EX U.S. Index is a capitalization-weighted price index, expressed in dollars, after dividend withholding taxes, of foreign stock prices. This index is calculated daily and reflects price changes in 24 major foreign equity markets. It is jointly compiled by the Financial Times, Ltd., Goldman Sachs & Co., and Country NatWest/Wood Mackenzie in conjunction with the Institute of Actuaries and the Faculty of Actuaries.

(d) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

(e) Lipper Analytical Services--Mutual Fund Performance Analysis and Lipper--Fixed Income Fund Performance Analysis--measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(f) CS Mutual Fund Source Book, published by Morningstar, Inc.--analyzes price, yield, risk and total return for equity funds.

(g) (CS) Savings and Loan Historical Interest Rates--as published in the U.S. Savings & Loan League Fact Book.

(h)   Stocks, Bonds, Bills and Inflation, published by Hobson
Associates--historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

The following indices and averages may also be used:

(a) Composite Indices--70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(b) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

(c) Donoghue's Money Fund Average--an average of all major money market fund yields, published weekly for 7 and 30-day yields.

(d) Dow Jones Composite Average or its component averages--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(e) EMBI+ -- Expanding on the EMBI, which includes all Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and the U.S. Dollar local markets instruments. A more comprehensive benchmark than the EMBI, the EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

(f) CS First Boston High Yield Index--generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

(g) CS First Boston Upper/Middle Tier High Yield Index--an unmanaged index of bonds rated B to BBB.

(h) Goldman Sachs 100 Convertible Bond Index--currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

(i) IFC Global Total Return Composite Index--an unmanaged index of common stocks and includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(j) Indata Balanced-Median Index--an unmanaged index and includes an asset allocation of 2.5% cash, 38.2% bonds and 59.3% equity based on $52.6 billion in assets among 579 portfolios for the year ended December 31, 1996 (assumes dividends reinvested).

(k) Indata Equity-Median Stock Index--an unmanaged index which includes an average asset allocation of 7.4% cash and 92.6% equity based on $464.9 billion in assets among 1,277 portfolios for the year ended December 31, 1996.

(l) International Finance Corporation Emerging Markets Index-- an index designed to measure the total return in either U.S. or local currency terms of developing markets as defined by the World Bank. The selection of stocks is made based on size, liquidity and industry. The weight given to any stock is determined by its market capitalization.


(m) J.P. Morgan Emerging Markets Bond Index--a market-weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

(n) J.P. Morgan Emerging Markets Bond Index Plus--The Emerging Markets Bond Index Plus (EMBI+) reflects total returns for external debt instruments which have been traded in the emerging markets. Brady bonds are included among such instruments, as well as Eurobonds, loans, and US dollar denominated local market instruments. Countries included in the index are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, and Venezuela. The EMBI+ is an expansion of the JP Morgan EMBI, which only tracks Brady bonds.

(o) J.P. Morgan Traded Global Bond Index--an unmanaged index of securities which includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and the United States.

(p) J.P. Morgan Traded Government Bond Index -- designed to provide a comprehensive measure of total return performance of the domestic Government bond market of 13 countries. The index is maintained by J.P. Morgan Securities, Inc. and includes only liquid assets.

(q) Lehman Brothers 5-Year Municipal Bond Index-- a total return performance benchmark for the intermediate investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

(r) Lehman Brothers 7-Year Municipal Bond Index--an unmanaged index which consists of investment grade bonds with maturities between 6-8 years rated Baa or better. All bonds have been taken from deals done within the last 5 years, with assets of $50 million or greater.

(s) Lehman Brothers 10-Year Municipal Bond Index--a total return performance benchmark for the long term, investment grade tax-exempt bond market. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years.

(t) Lehman Brothers Aggregate Bond Index--an unmanaged index made up of the Government/Corporate Index, the Mortgage Backed Securities Index and the Asset-Backed Securities Index.

(u) Lehman Brothers Government/Corporate Index--a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(v) Lehman Brothers Intermediate Government/Corporate Index-- a combination of the Government and Corporate Bond Indices. All issues are investment grade
(BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed rate nonconvertible corporate debt.
Also included are Yankee Bonds and nonconvertible debt issued or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(w) Lehman Brothers Long Municipal Bond Index -- a total return for the long-term, investment-grade tax-exempt bond market for bonds. The index includes municipal bonds with maturities of 22 years or more.

(x) Lehman Brothers LONG-TERM Treasury Bond Index--composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(y) Lehman Brothers Mortgage-Backed Securities Index -- includes fixed rate mortgage securities backed by GNMA, FHLMC and FNMA. Graduated Payment Mortgages
(GPMs) are included. All issues are AAA, with maturities on at least one year and outstanding par values of at least $100 million. Returns are market value weighted inclusive of accrued income.

(z) Lipper Capital Appreciation Index--a composite of mutual funds managed for maximum capital gains.

(aa) Lipper Growth & Income Fund Index--a net asset value weighted index of the 30 largest Funds within the Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gains distribution as of the ex-dividend dates.

(bb) Lipper High Current Yield Fund Average--reports the average return of all funds tracked by Lipper Analytical Services, Inc. classified as high yield
funds.  The number of funds tracked varies.   As a result, reported returns for
longer time periods do not always match the linked product of shorter period returns.

(cc) Lipper Money Market Average-- reports the average return of all the Funds tracked by Lipper Analytical Services, Inc., classified as money market Funds for any given period. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

(dd) Merrill Lynch Corporate & Government Bond Index--includes over 4,500 U.S. Treasury, Agency and investment grade corporate bonds. The Index is calculated daily and will be used from time to time in performance comparison for partial month periods.

(ee) Morgan Stanley Capital International Combined Far East Free ex-Japan Index--a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

(ff) Morgan Stanley Capital International EAFE Index--an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(gg) Morgan Stanley Capital International EAFE-GDP Weighted Index--an arithmetic average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The index is weighted by the Gross Domestic Product of the various countries in the index.

(hh) Morgan Stanley Capital International Emerging Markets Free Index--a capitalization weighted index of over 800 stocks from 17 different emerging market countries.

(ii) Morgan Stanley Capital International Emerging Markets Global Latin American Index--an unmanaged, arithmetic, market value-weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela (assumes reinvestment of dividends).

(jj) Morgan Stanley Capital International Europe Index-- an unmanaged index of common stocks and includes 14 countries throughout Europe.

(kk) Morgan Stanley Capital International Japan Index--an unmanaged index of common stocks.

(ll) Morgan Stanley Capital International Latin America Index--a broad-based market capitalization-weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends reinvested).

(mm) Morgan Stanley Capital International World Index--an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

(nn) Morgan Stanley Capital International World ex USA Index-- a capitalization-weighted price index expressed in dollars. The index reflects the performance of over 1,100 companies in 19 foreign countries in Europe, Australia and the Far East.

(oo)  NASDAQ Composite Index--an unmanaged index of common stocks.

(pp) NASDAQ Industrial Index--a capitalization-weighted index composed of more than 3,000 domestic stocks taken from the following industry sectors: agriculture, mining, construction, manufacturing, electronic components, services and public administration enterprises. It is a value-weighted index calculated on price change only and does not include income.

(qq) NASDAQ Industrials Index--a measure of all NASDAQ National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The index is exclusive of warrants, and all domestic common stocks traded in the regular NASDAQ market which are not part of the NASDAQ National Market System. The NASDAQ Industrials Index is value weighted.

(rr)  National Association of Real Estate Investment Trusts ("NAREIT")
Index--an unmanaged market-weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System including dividends.

(ss) The New York Stock Exchange composite or component indices--unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

(tt) Philadelphia Gold and Silver Index -- an unmanaged index comprised of seven leading companies involved in the mining of gold and silver.

(uu) Russell 1000 Index --consists of the 1,000 largest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $85 billion. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 1,000 stocks in the Russell 1000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

(vv) Russell 1000 Growth Index--contains the securities of the Russell 1000 which possess an above-average growth orientation. These securities tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth.

(ww) Russell 2000 Index--consists of the 2,000 smallest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $57 billion. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

(xx) Russell 2000 Growth Index --comprised of those Russell 2000 Securities with an above-average growth orientation. Here, securities tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth than the value universe.

(yy) Russell 2500 Index--comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.

(zz) Russell 3000 Index--a combination of the Russell 1000 Index and the Russell 2000 Index.

(aaa) Salomon 1-3 Year Treasury / Government Sponsored Index--includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

(bbb) Salomon 1-3 Year Treasury / Government Sponsored/Corporate
Index--includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

(ccc) Salomon Broad Index--also known as the Salomon Broad Investment Grade
(BIG) Index, is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans, the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements and derivatives (e.g., U.S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

(ddd) Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(eee) Salomon Brothers High Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(fff) Salomon Brothers Broad Investment Grade Bond Index--a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

(ggg) Salomon High-Yield Market Index--includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment-grade quality rating from either Standard & Poor's or Moody's rating services.

(hhh) Salomon Mortgage Index--includes agency pass-throughs (GNMA, FHLMC, FNMA) and FHA and GNMA project loans. Pools with remaining terms shorter than 25 years are seasoned; pools with longer terms are classified as new. The index is published monthly.

(iii) Salomon 1-3 Year Treasury Index--includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

(jjj) Salomon World Government Bond Index--designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

(kkk) Salomon World Government Bond Index ex U.S.-- designed to provide a comprehensive measure of total return performance of the domestic government bond markets of 12 countries outside the United States. The index has been constructed with the aim of choosing "an inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

(lll) S&P/BARRA Mid Cap 400 Growth Index--constructed by dividing the stocks in the S&P MidCap 400 Index according to a single attribute: price-to-book ratios. The MidCap 400 Growth Index is composed of firms with higher price-to-book ratios. Like the MidCap 400, the MidCap 400 Growth Index is capitalization-weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

(mmm) S&P Ex South Africa Index--the same as the S&P 500 Index excluding companies that are on the Investor Responsibility Research Center (IRRC) list of companies doing business in South Africa. This index is maintained by Wilshire Associates.

(nnn) Standard & Poor's 500 Stock Index or its component indices--unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(ooo) Standard & Poor's MidCap 400 Index--a market-value weighted index. The companies chosen for the Index generally have market values between $800 million and $3 billion, depending upon current equity market valuations and represent a broad range of industry segments within the U.S. economy.

(ppp) Standard & Poor's Small Cap 600 Index--a capitalization-weighted index of 600 domestic stocks having market capitalizations which reside within the 50th and the 83rd percentiles of the market capitalization of the entire stock market, chosen for certain liquidity characteristics and for industry representation.

(qqq) Wilshire 5000 Equity Index or its component indices--represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

     Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

     The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

     The Portfolios may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio managers' goals, strategies and investment techniques.

     The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to e of relevance to a Portfolio.

     The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Fund's Articles of Incorporation currently permit the Directors to issue three billion shares of common stock, par value $.001 per share, from an unlimited number of classes ("Portfolios") of shares. Currently the Fund consists of shares of three Portfolios.

When issued, the shares of each Portfolio of the Fund will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see discussion under "Taxes" in this Statement of Additional Information). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid by a Portfolio will have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically received in additional shares of such class of that Portfolio of the Fund at the net asset value as of the business day following the record date. This automatic reinvestment of dividends and distributions will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option

(both income dividends and capital gains distributions in cash) has been elected.

CUSTODY ARRANGEMENTS

Chase acts as the Fund's custodian. Chase is not affiliated with Morgan Stanley.

DESCRIPTION OF CERTAIN SECURITIES RATINGS

DESCRIPTION OF COMMERCIAL PAPER--RATINGS

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES:   Moody's ratings
for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1--best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2--high quality with margins of protection ample although not so large as in the preceding group; MIG-3--favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING:   Prime-1 ("P1")--Judged
to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES:   SP-1+ --very strong
capacity to pay principal and interest; SP-2--strong capacity to pay principal and interest.

Description of S&P's highest commercial paper ratings:   A-1+ --this designation
indicates the degree of safety regarding timely payment is overwhelming. A-1--this designation indicates the degree of safety regarding timely payment is very strong.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C -- Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA -- Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


FINANCIAL STATEMENTS

Because the Portfolios have only recently commenced operations, audited financial statements for the Portfolios have not been included.

                                                                      APPENDIX A

The following is a list of the Underlying Funds which are investment portfolios of MORGAN STANLEY INSTITUTIONAL FUND, INC., with their respective investment objectives and a brief statement of their investment policies.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:

The ACTIVE COUNTRY ALLOCATION PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by MSAM in equity securities of non-U.S. issuers which, in the aggregate, replicate broad country indices.

The ASIAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.


The ASIAN REAL ESTATE PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.


The CHINA GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers in the People's Republic of China, Hong Kong and Taiwan.

The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

The EUROPEAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of European issuers.


The EUROPEAN REAL ESTATE PORTFOLIO seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.


The GLOBAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The GOLD PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of foreign and domestic issuers engaged in gold-related activities.

The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The INTERNATIONAL MAGNUM PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

The INTERNATIONAL SMALL CAP PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers with equity market capitalizations of less than $1 billion.

The JAPANESE EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

The LATIN AMERICAN PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and, from time to time, debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY PORTFOLIOS:

The AGGRESSIVE EQUITY PORTFOLIO seeks capital appreciation by investing primarily in corporate equity and equity-linked securities.

The EMERGING GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small- to medium-sized corporations.


The EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.

The MICROCAP PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small corporations.

The SMALL CAP VALUE EQUITY PORTFOLIO seeks high long-term total return by investing in undervalued equity securities of small- to medium-sized companies.

The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies that, in the opinion of MSAM, are expected to benefit from their involvement in technology and technology-related industries.

The U.S. EQUITY PLUS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers included in the S&P 500 Index.


The U.S. REAL ESTATE PORTFOLIO seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including substantial investment in real estate investment trusts.


The VALUE EQUITY PORTFOLIO seeks high total return by investing in equity securities which MSAM believes to be undervalued relative to the stock market in general at the time of purchase.

EQUITY AND FIXED INCOME PORTFOLIOS:

The BALANCED PORTFOLIO seeks high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

FIXED INCOME PORTFOLIOS:

The EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

The FIXED INCOME PORTFOLIO seeks to produce a high total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities.

The GLOBAL FIXED INCOME PORTFOLIO seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

The HIGH YIELD PORTFOLIO seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

The MORTGAGE-BACKED SECURITIES PORTFOLIO seeks to produce as high a level of current income as is consistent with the preservation of capital by investing primarily in a variety of investment grade mortgage-backed securities.

The MUNICIPAL BOND PORTFOLIO seeks to produce a high level of current income consistent with preservation of principal by investing in municipal obligations, the interest on which is exempt from federal income tax.




MONEY MARKET PORTFOLIOS:

The MONEY MARKET PORTFOLIO seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments with remaining maturities of one year or less.

The MUNICIPAL MONEY MARKET PORTFOLIO seeks to maximize current tax-exempt income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments with remaining maturities of one year or less which are exempt from federal income tax.

The following is a list of the Underlying Funds which are investment portfolios of MAS FUNDS, INC., with their respective investment objectives and a brief statement of their investment policies.

EQUITY PORTFOLIOS:

The EQUITY PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks of companies which are deemed by MAS to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.

The GROWTH PORTFOLIO seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of larger size companies that are deemed by MAS to offer long-term growth potential.

The INTERNATIONAL EQUITY PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of foreign equities.

The MID CAP GROWTH PORTFOLIO seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of smaller and medium size companies that are deemed by MAS to offer long-term growth potential.

The MID CAP VALUE PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by MAS to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.

The SMALL CAP VALUE PORTFOLIO (not currently offered to new investors) seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks with equity capitalizations in the range of companies represented in the Russell 2000 Index which are deemed by MAS to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000.

The VALUE PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks which are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

FIXED-INCOME PORTFOLIOS:

The CASH RESERVES PORTFOLIO seeks to realize maximum current income, consistent with preservation of capital and liquidity, by investing in a diversified portfolio of money market instruments, cash equivalents and other short-term securities having expected maturities of thirteen months or less. THE PORTFOLIOS SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

The DOMESTIC FIXED INCOME PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Governments and other investment grade fixed income securities of domestic issuers.

The FIXED INCOME PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, corporate fixed income securities, mortgage securities, foreign bonds and other fixed income securities and derivatives. The portfolio's average-weighted maturity will ordinarily exceed five years.

The FIXED INCOME II PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments and other investment grade fixed income securities.

The GLOBAL FIXED INCOME PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade fixed income securities, foreign bonds and derivatives representing securities of United States and foreign issuers. The portfolio's average weighted maturity will ordinarily exceed five years.

The HIGH YIELD PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of high yield securities, corporate fixed income securities and other fixed income securities (including bonds rated below investment grade) and derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

The INTERMEDIATE DURATION PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments and investment-grade corporate fixed income securities, mortgage securities, foreign bonds and other fixed income securities and derivatives. The portfolio with maintain an average duration of between two and five years.

The INTERNATIONAL FIXED INCOME PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade foreign bonds and derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

The LIMITED DURATION PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, mortgage securities, investment-grade corporate fixed income securities and other fixed income securities. The portfolio will maintain an average duration of between one and three years.

The MORTGAGE-BACKED SECURITIES PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of mortgage securities and other fixed income securities and derivatives. The portfolio's average weighted maturity will ordinarily exceed seven years.

The MUNICIPAL PORTFOLIO seeks to realize above-average total return over a market cycle of three to five years, consistent with conservation of capital and the realization of current income which is exempt from federal income tax, by investing primarily in a diversified portfolio of municipal and other fixed income securities and derivatives, including a limited percentage of bonds rated below investment grade. The portfolio's average weighted maturity will ordinarily be between five and ten years.

The PA MUNICIPAL PORTFOLIO seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax and Pennsylvania personal income tax by investing in a diversified portfolio of Pennsylvania municipal and other fixed income securities and derivatives including a limited percentage of bonds rated below investment grade. The portfolio's average weighted maturity will ordinarily be between five and ten years.

The SPECIAL PURPOSE FIXED INCOME PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, corporate fixed income securities, mortgage securities, foreign bonds and other fixed income securities and derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


BALANCED PORTFOLIOS:

The BALANCED PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of equity securities, fixed income securities and derivatives. When MAS judges the relative outlook for the equity and fixed-income markets to be neutral, the portfolio will be invested 60% in equity securities and 40% in fixed-income securities. The asset mix is actively managed by MAS, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

The MULTI-ASSET-CLASS PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of equity securities, fixed income securities and high yield securities of United States and foreign issuers and derivatives. The asset mix is actively managed by MAS.

The BALANCED PLUS PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of domestic and foreign issuers and fixed income securities.

ADVISORY PORTFOLIOS:

The ADVISORY FOREIGN FIXED INCOME PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade foreign bonds and derivatives.

The ADVISORY MORTGAGE PORTFOLIO seeks to achieve returns consistent with returns generated by the market for mortgage securities by investing primarily (at least 65% of its assets under normal circumstances) in mortgage securities. The portfolio's average weighted maturity will ordinarily be greater than seven years.

The EMERGING MARKETS PORTFOLIO seeks to achieve long-term capital growth by investing primarily in common stocks of emerging market issuers.

                                        PART C

                     Morgan Stanley Strategic Adviser Fund, Inc.
                                  Other Information

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

    To be filed by Pre-Effective Amendment.

(B) EXHIBITS

1 Registrant's Articles of Incorporation (Filed as Exhibit No. 1 to the Registration Statement on Form N-1A, File No. 333-32231).

2 Registrant's By-laws (Filed as Exhibit No. 2 to the Registration Statement on Form N-1A, File No. 333-32231).

3   Not applicable.

4   Not applicable.

5 Form of Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. ("MSAM") with respect to the Strategic Adviser Conservative, Strategic Adviser Moderate and Strategic Adviser Aggressive Portfolios (Filed as Exhibit No. 5 to the Registration Statement on
    Form N-1A, File No. 333-32231).

6 Form of Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated (Filed as Exhibit No. 6 to the Registration Statement on
    Form N-1A, File No. 333-32231).

7   Not applicable.

8   Not applicable.

9   (a)  Form of Administration Agreement between Registrant and Morgan Stanley
         Asset Management Inc. (Filed as Exhibit No. 9(a) to the Registration Statement on Form N-1A, File No. 333-32231).

    (b) Form of Sub-Administration Agreement between Registrant and The Chase Manhattan Bank to be filed by amendment.

10  Opinion of Counsel to be filed by amendment.

11  Consent of Independent Accountants is filed herewith.

12  Not applicable.

13  Not applicable.

14  Not applicable.

15 Form of Plan of Distribution pursuant to Rule 12b-1 for shares of the Strategic Adviser Aggressive, Strategic Adviser Conservative and Strategic Adviser Moderate Portfolios (Filed as Exhibit No. 15 to the Registration Statement on Form N-1A, File No. 333-32231).

16  Not applicable.

18 Registrant's Rule 18f-3 Multiple Class Plan (Filed as Exhibit No. 18 to the Registration Statement on Form N-1A, File No. 333-32231).

24 Powers of Attorney (Filed as Exhibit No. 24 to the Registration Statement on Form N-1A, File No. 333-32231).

27  Financial Data Schedules to be filed by post-effective amendment.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         No person is controlled by or under common control with the Registrant.


Item 26. NUMBER OF HOLDERS OF SECURITIES

         The following information is given as of June 30, 1997
                                                              Number of
         Title of Class                                    Record Holders
         --------------                                    --------------

         Strategic Adviser Conservative Portfolio. . . . . . . .  0
         Strategic Adviser Moderate Portfolio. . . . . . . . . .  0
         Strategic Adviser Aggressive Portfolio. . . . . . . . .  0

Item 27. INDEMNIFICATION

         Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to the caption "Management of the Fund--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Fund" in Part B of this Registration Statement.

    Listed below are the officers and Directors of Morgan Stanley Asset Management Inc.:


DIRECTORS:

James M. Allwin              Director
Barton M. Biggs              Director
Gordon S. Gray               Director
Peter A. Nadosy              Director
Dennis G. Sherva             Director

OFFICERS:

Barton M. Biggs              Chairman, Managing Director
Peter A. Nadosy              Vice Chairman, Managing Director
James M. Allwin              President, Managing Director
John R. Alkire               Managing Director (MSAM) - Tokyo
P. Dominic Caldecott         Managing Director (MSAM) - UK
A. Macdonald Caputo          Managing Director
Ean Wah Chin                 Managing Director (MSAM) - Singapore
Garry B. Crowder             Managing Director
Madhav Dhar                  Managing Director
Kurt A. Feuerman             Managing Director
Paul B. Ghaffari             Managing Director
Gordon S. Gray               Managing Director
Marianne Liang Hay           Managing Director (MSAM) - UK
Gary D. Latainer             Managing Director
Mahmoud A. Mamdani           Managing Director
Robert L. Meyer              Managing Director
Russell C. Platt             Managing Director
Robert A. Sargent            Managing Director (MSAM) - UK
Bidyut C. Sen                Managing Director
Vinod R. Sethi               Managing Director
Dennis G. Sherva             Managing Director
James L. Tanner              Managing Director (MSAM) - UK
Richard G. Woolworth, Jr.    Managing Director
Debra M. Aaron               Principal
Warren Ackerman III          Principal
Robert E. Angevine           Principal
Suzanne S. Akers             Principal
Gerald P. Barth-Wehrenalp    Principal
Theodore R. Bigman           Principal
Francine J. Bovich           Principal
Stuart J.M. Breslow          Principal
Andrew C. Brown              Principal (MSAM) - UK
Jeffrey P. Brown             Principal
Frances Campion              Principal (MSAM) - UK
Terence P. Carmichael        Principal
Arthur Certosimo             Principal
Stephen C. Cordy             Principal
Jacqueline A. Day            Principal (MSAM) - UK
Raye L. Dube                 Principal
Abigail Jones Feder          Principal
Eugene Flood, Jr.            Principal
Thomas C. Frame              Principal
James Wayne Grisham          Principal
Perry E. Hall II             Principal
Ruth A. Hughes-Guden         Principal
Margaret Kinsley Johnson     Principal
Michael F. Klein             Principal
Michael B. Kushma            Principal
Khoon-Min Lim                Principal
Marianne J. Lippmann         Principal
Yvonne Longley               Principal (MSAM) - UK

Andrew Mack                  Principal (MSAM) - UK
Gary J. Mangino              Principal
Jeffrey Margolis             Principal
M. Paul Martin               Principal
Walter Maynard, Jr.          Principal
Margaret P. Naylor           Principal (MSAM) - UK
Yoshiro Okawa                Principal (MSAM) - Tokyo
Christopher G. Petrow        Principal
Narayan Ramachandran         Principal
Gail Hunt Reeke              Principal
Christine I. Reilly          Principal
Stefano Russo                Principal (MSAM) - Milan
Bruce R. Sandberg            Principal
Kiat Seng Seah               Principal (MSAM) - Singapore
Stephen C. Sexauer           Principal
Robert M. Smith              Principal
Kunihiko Sugio               Principal (MSAM) - Tokyo
Anne D. Thievierge           Principal
Philip W. Winters            Principal
Alford E. Zick, Jr.          Principal
Maryann Savadelis Agre       Vice President
Peter Aliprantis             Vice President
Jeffrey Alvino               Vice President
Alistair Anderson            Vice President
William S. Auslander         Vice President
Kimberly L. Austin           Vice President
Marshall T. Bassett          Vice President
Christopher Blair            Vice President
Richard Boon                 Vice President
Geraldine Boyle              Vice President
Paul Boyne                   Vice President
L. Kenneth Brooks            Vice President
Jonathan Paul Buckeridge     Vice President (MSAM) - Melbourne
Carl Kuo-Wei Chien           Vice President (MSAM) - Hong Kong
Lori A. Cohane               Vice President
James Colmenares             Vice President
Kate Cornish-Bowden          Vice President (MSAM) - UK
Nikhil Dhaon                 Vice President
Christine H. du Bois         Vice President
Richard S. Farden            Vice President
Daniel E. Fox                Vice President
Karen T. Frost               Vice President (MSAM) - UK
Josephine M. Glass           Vice President
Charles A. Golden            Vice President
Dimitri Goulandris           Vice President
James A. Grasselino          Vice President
Kenneth John Greig           Vice President (MSAM) - UK
Maureen A. Grover            Vice President
Michael Hewett               Vice President
Kenneth R. Holley            Vice President
Holly D. Hopps               Vice President
Etsuko Fuseya Jennings       Vice President
Donald B. Johnston           Vice President

Jaideep Khanna               Vice President
Peter L. Kirby               Vice President
George Koshy                 Vice President
Paul Koske                   Vice President
Daniel R. Lascano            Vice President
Arthur J. Lev                Vice President
Valerie Y. Lewis             Vice President
Jane Likins                  Vice President (MSAM) - UK
William David Lock           Vice President (MSAM) - UK
Gordon W. Loery              Vice President
Paula J. Morgan              Vice President (MSAM) - UK
Nancy Morton                 Vice President
Clare K. Mutone              Vice President
Terumi Nagata                Vice President (MSAM) - Tokyo
Bradley Okita                Vice President
Martin O. Pearce             Vice President
Alexander A. Pena            Vice President
Anthony J. Pesce             Vice President
David J. Polansky            Vice President
Karen Post                   Vice President
Akash Prakash                Vice President (MSAM) - Mumbai
Gregg A. Robinson            Vice President
Gerald D. Rubin              Vice President
Donald P. Ryan               Vice President
Neil Siegel                  Vice President
Ashutosh Sinha               Vice President
Andy B. Skov                 Vice President
Michael James Smith          Vice President (MSAM) - UK
Kim I. Spellman              Vice President
Joseph P. Stadler            Vice President
Christian K. Stadlinger      Vice President
Catherine Steinhardt         Vice President
Ram K. Sundaram              Vice President
Keiko Tamaki-Kuroda          Vice President
Shunso Tatsumi               Vice President
Louise Teeple                Vice President
Joseph Y.S. Tern             Vice President (MSAM) - Singapore
Landon Thomas                Vice President
Richard Boon Hwee Toh        Vice President (MSAM) - Singapore
K.N. Vaidyanathan            Vice President (MSAM) - Bombay
Dennis J. Walsh              Vice President
Jacob Walthour               Vice President
Kevin V. Wasp                Vice President
Patricia Woo                 Vice President
Harold J. Schaaff, Jr.       Principal, General Counsel and Secretary
Eileen K. Murray             Managing Director and Treasurer
Madeline D. Barkhorn         Assistant Secretary
Charlene R. Herzer           Assistant Secretary



    In addition, MSAM acts as investment adviser to the following registered investment companies: American Advantage International Equity Fund; The Brazilian Investment Fund, Inc.; The Enterprise Group of

Funds, Inc. - Tax-Exempt Income Portfolio; Fortis Series Fund, Inc. - Global Asset Allocation Series; Fountain Square International Equity Fund; General American Capital Company; The Latin American Discovery Fund, Inc.; certain portfolios of The Legends Fund, Inc.; The Malaysia Fund, Inc.; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley European Emerging Markets Fund, Inc.; all funds of the Morgan Stanley Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; The Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; Morgan Stanley Fund, Inc.; Morgan Stanley Institutional Fund, Inc.; The Pakistan Investment Fund, Inc.; PCS Cash Fund, Inc.; Principal Aggressive Growth Fund, Inc.; Principal Asset Allocation Fund, Inc.; certain portfolios of Sun America Series Trust; The Thai Fund, Inc. and The Turkish Investment Fund, Inc.


Item 29.  PRINCIPAL UNDERWRITERS

    Morgan Stanley & Co. Incorporated ("MS&Co.") is distributor for Morgan Stanley Strategic Adviser Fund, Inc., Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Universal Funds, Inc. Van Kampen American Capital Distributors, Inc. is distributor for Morgan Stanley Fund, Inc. The information required by this Item 29 with respect to each Director and officer of MS&Co. is incorporated by reference to Schedule A of Form BD filed by MS&Co. pursuant to the Securities and Exchange Act of 1934, as amended (SEC File No. 8-15869).


Item 30.  LOCATION OF ACCOUNTS AND RECORDS

    The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Registrant; Registrant's Transfer Agent, Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798; and the Registrant's custodian banks, including sub-custodians.


Item 31.  MANAGEMENT SERVICES

    MSAM has entered into a Chase Administration Agreement with The Chase Manhattan Bank ("Chase") (which will be filed by amendment) pursuant to which Chase will provide the following services to the Registrant: (i) managing, administering and conducting the general business activities of the Registrant, other than those which are contracted to third parties; (ii) providing personnel and facilities to perform the foregoing; (iii) accounting services, including the preparation of statements and reports; (iv) transfer agent services, including processing correspondence from shareholders, recording transfers, issuing stock certificates and handling checks; (v) handling dividends and distributions, including disbursing, withholding and tax reporting; and (vi) providing office facilities, statistical and research data, office supplies and assisting the Registrant to comply with regulatory developments.


Item 32.  UNDERTAKINGS

    (a)  Not applicable.

    (b) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Strategic Adviser Conservative, Strategic Adviser Moderate and Strategic Adviser Aggressive Portfolios, within four to six months from the effective date of this Registration Statement or the commencement of operations of each such Investment Fund, whichever is later.

    (c) Registrant hereby undertakes to furnish to each prospective person to whom a prospectus will be delivered a copy of Registrant's latest annual report to shareholders, when such annual report is issued, containing information called for by Item 5A of Form N-1A, upon request and without charge.

    (d) Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 17th day of October, 1997.

                 MORGAN STANLEY STRATEGIC ADVISER FUND, INC.


                                    By: /s/ Michael F. Klein
                                       -----------------------------
                                       Michael F. Klein
                                       President and Director

    Pursuant to the requirements of the Securities Act of 1933 as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                         Title(s)                      Date
---------                         --------                      ----

/s/ Michael F. Klein              Director, President,          October 17, 1997
---------------------------       (Principal Executive
Michael F. Klein                  Officer)

*/s/ Barton M. Biggs              Director (Chairman)           October 17, 1997
---------------------------
Barton M. Biggs

*/s/ John D. Barrett, II          Director                      October 17, 1997
----------------------------
John D. Barrett,  II

*/s/ Gerard E. Jones              Director                      October 17, 1997
----------------------------
Gerard E. Jones

*/s/ Andrew McNally, IV           Director                      October 17, 1997
----------------------------
Andrew McNally,  IV

*/s/ Samuel T. Reeves             Director                      October 17, 1997
----------------------------
Samuel T. Reeves

*/s/ Fergus Reid                  Director                      October 17, 1997
----------------------------
Fergus Reid

*/s/ Frederick O. Robertshaw      Director                      October 17, 1997
----------------------------
Frederick O. Robertshaw

 /s/ Joanna M. Haigney            Treasurer (Principal          October 17, 1997
----------------------------      Accounting Officer)
Joanna M. Haigney

*By: /s/ Michael F. Klein
    -----------------------
    Michael F. Klein
    Attorney-In-Fact

                                    EXHIBIT INDEX

         Exhibit
         Number    Description
         -------   -----------

            1 Registrant's Articles of Incorporation (Filed as Exhibit No. 1 to the Registration Statement on Form N-1A, File No. 333-32231).

            2 Registrant's By-laws (Filed as Exhibit No. 2 to the Registration Statement on Form N-1A, File No. 333-32231).

            3      Not applicable.

            4      Not applicable.

            5 Form of Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. ("MSAM") with respect to the Strategic Adviser Conservative, Strategic Adviser Moderate and Strategic Adviser Aggressive Portfolios (Filed as Exhibit No. 5 to the Registration Statement on Form N-1A, File No. 333-32231).

            6 Form of Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated (Filed as Exhibit No. 6 to the Registration Statement on Form N-1A, File
                   No. 333-32231).

            7      Not applicable.

            8      Not applicable.

            9(a) Form of Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. (Filed as Exhibit No. 9(a) to the Registration Statement on Form N-1A, File No. 333-32231).

             (b) Form of Sub-Adminisration Agreement between Registrant and The Chase Manhattan Bank to be filed by amendment.

            10     Opinion of Counsel to be filed by amendment.

EX-99.B     11     Consent of Independent Accountants is filed herewith.

            12     Not applicable.

            13     Not applicable

            14     Not applicable.

            15 Form of Plan of Distribution pursuant to Rule 12b-1 for shares of the Strategic Adviser Aggressive, Strategic Adviser Conservative and Strategic Adviser Moderate Portfolios (Filed as Exhibit No. 15 to the Registration Statement on Form N-1A, File No. 333-32231).

            16     Not applicable.

            18 Registrant's Rule 18f-3 Multiple Class Plan (Filed as Exhibit No. 18 to the Registration Statement on Form N-1A, File No. 333-32231).

            24 Powers of Attorney (Filed as Exhibit No. 24 to the Registration Statement on Form N-1A, File No. 333-32231).

            27 Financial Data Schedules to be filed by post-effective amendment.